     As filed with the Securities and Exchange Commission on April 28, 2000


                                                              File Nos. 33-36556
                                                                        811-6154


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 25
                                       AND
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 31

                         CITIFUNDS INTERNATIONAL TRUST*
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

             21 MILK STREET, 5TH FLOOR, BOSTON, MASSACHUSETTS 02109
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 617-423-1679

      PHILIP W. COOLIDGE, 21 MILK STREET, 5TH FLOOR, BOSTON, MASSACHUSETTS
                                      02109
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
             ROGER P. JOSEPH, BINGHAM DANA LLP, 150 FEDERAL STREET,
                           BOSTON, MASSACHUSETTS 02110



      It is proposed that this filing will become effective on May 1, 2000 pursuant to paragraph (b) of Rule 485.

      The Premium Portfolios, on behalf of International Equity Portfolio, has also executed this Registration Statement.

--------------------------------------------------------------------------------
* This filing relates solely to shares of the Trust's series CitiFunds International Growth Portfolio.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

                                                               MAY 1, 2000


CitiFunds(SM)
International Growth
Portfolio
CITIBANK, N.A., INVESTMENT ADVISER
CLASS A AND CLASS B SHARES


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of Contents

FUND AT A GLANCE .......................................................     3


YOUR CITIFUNDS ACCOUNT .................................................    12
   CHOOSING A SHARE CLASS ..............................................    12
   HOW TO BUY SHARES ...................................................    18
   HOW THE PRICE OF YOUR SHARES IS CALCULATED                               19
   HOW TO SELL SHARES ..................................................    20
   REINSTATING RECENTLY SOLD SHARES ....................................    22
   EXCHANGES ...........................................................    22
   ACCOUNT INQUIRIES ...................................................    23
   DIVIDENDS ...........................................................    23
   TAX MATTERS .........................................................    24

MANAGEMENT OF THE FUND .................................................    26
   INVESTMENT ADVISER ..................................................    26
   ADVISORY FEES .......................................................    27

MORE ABOUT THE FUND ....................................................    28
   PRINCIPAL INVESTMENT STRATEGIES .....................................    28
   RISKS ...............................................................    32


FINANCIAL HIGHLIGHTS ...................................................   A-1

APPENDIX ...............................................................   B-1

                                                                ----------------
                                                                FUND AT A GLANCE
                                                                ----------------

Fund at a Glance


          This summary briefly describes CitiFunds International Growth Portfolio and the principal risks of investing in it. For more information, see MORE ABOUT THE FUND on page 28.

CitiFunds(SM)
International Growth Portfolio


          FUND GOAL

          The Fund's goal is to provide long-term capital growth.
          Dividend income, if any, is incidental to this goal. Of course, there is no assurance that the Fund will achieve its goal.

          MAIN INVESTMENT STRATEGIES


          CitiFunds International Growth Portfolio invests primarily in the common stocks of foreign companies that the Fund's portfolio managers believe have above-average prospects for growth, including companies in developing countries. In managing the Fund, Citibank looks for well-established companies with medium to large capitalizations (typically $750 million or more), superior management teams and histories of above-average revenues and earnings growth. Citibank seeks opportunities to invest in foreign economies that it believes are growing faster than the U.S. economy.

          In addition to common stocks, the Fund may also invest in other equity securities including rights to purchase common stocks as well as securities having characteristics of common stocks. Generally, the Fund invests in a number of different countries and, under normal circumstances, the Fund invests at least 65% of its assets in equity securities of companies in at least three foreign markets. The Fund also may, but is not required to, invest in other foreign securities including fixed income and convertible securities. The Fund usually invests in securities listed on securities exchanges.


          The Fund may, but is not required to, enter into forward currency exchange contracts for the purchase or sale of foreign currency for hedging purposes. A currency exchange contract allows the Fund to fix a definite price in dollars for securities of foreign issuers that the Fund buys and sells.


          Please note that the Fund invests in securities through an underlying mutual fund.


          MAIN RISKS


          As with all mutual funds, you may lose money if you invest in this Fund. The principal risks of investing in the Fund are described below. See page 32 for more information about risks.

          The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them.

            o MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Some securities held by the Fund may be quite volatile, meaning that their prices can change significantly in a short time.

            o FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. There may be rapid changes in the value of foreign currencies or securities, causing the Fund's share price to be volatile. Also, in certain circumstances, the Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down.


              The Fund may invest in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets.


            o GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The Fund may underperform certain other international stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor.

            o PORTFOLIO SELECTION. The success of the Fund's investment strategy depends largely on Citibank's skill in assessing the growth potential of companies in which the Fund invests. The portfolio managers may fail to pick stocks that outperform the market or that do as well as the market. In that case, you may lose money, or your investment may not do as well as an investment in another international equity fund.

            o INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes.


            o CREDIT RISK. Some issuers may not make payments on debt
              securities held by the Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. If the credit quality of a security deteriorates below investment grade, the Fund may continue to hold this security, commonly known as a junk bond. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities.

            o CONVERTIBLE SECURITIES. Convertible securities, which are debt securities or preferred stock that may be converted into common stock, are subject to the market risk of stocks, and, like debt securities, are also subject to interest rate risk and the credit risk of their issuers.


            o CURRENCY EXCHANGE CONTRACTS. The Fund may use forward foreign currency exchange contracts to hedge against adverse rate changes. The Fund's use of these contracts may prevent the Fund from realizing profits on favorable movements in exchange rates. The Fund's ability to use currency exchange contracts successfully depends on a number of factors, including the ability of the Fund's portfolio managers to accurately predict the direction of changes in currency exchange rates. If these predictions are wrong, the Fund could suffer greater losses than if the Fund had not entered into the foreign currency exchange contracts.


          Please note that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          WHO MAY WANT TO INVEST


          You should consider investing in CitiFunds International Growth Portfolio if:


            o You want to direct a portion of your overall investment
              portfolio to securities of non-U.S. companies.

            o Your investment horizon is longer term -- typically at least five years.


          Don't invest in the Fund if:


            o You are not prepared to accept the additional risks of
              international investing including currency, political, social and economic risks.

            o You are not prepared to accept significant fluctuations in share price and possible losses.

            o You are seeking current income.

            o Your investment horizon is shorter term (less than five
              years).


          Please keep in mind that an investment in any international equity fund is not a complete investment program.

Fund Performance


          The following bar chart and table can help you evaluate the risks and performance of the Fund.

            o The bar chart shows changes in the Fund's performance from year to year for the calendar years indicated. The chart and related information do not take into account any sales charges that you may be required to pay. Any sales charges will reduce your return.

            o The table compares the Fund's average annual returns for the periods indicated to those of a broad measure of market performance. Please remember that, unlike the Fund, the market index does not include the costs of buying and selling securities and other Fund expenses or sales charges. The Fund's returns in the table reflect the maximum sales charge currently applicable.

            o In both the chart and table, the returns shown for Class A shares include returns for periods before the creation of share classes on January 4, 1999. Prior to that date, there were no sales charges on the purchase or sale of Fund shares. The returns for Class A in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to the Class A shares.

            o Class B shares have been offered since January 4, 1999. Class
              B performance is lower than that shown for Class A shares, because of higher fund expenses and the effect of the contingent deferred sales charge.

            o The Fund's performance reflects certain fee waivers or
              reimbursements. If these are reduced or eliminated, the Fund's performance may go down.

          When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future.

CITIFUNDS INTERNATIONAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS - CLASS A
(WITHOUT SALES CHARGE)
               1992                        (1.45)%
               1993                        29.82%
               1994                       (11.46)%
               1995                        18.08%
               1996                         2.59%
               1997                         5.15%
               1998                        17.62%
               1999                        35.66%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FUND'S HIGHEST AND LOWEST RETURNS (WITHOUT SALES CHARGE)
FOR CALENDAR QUARTERS COVERED BY THE BAR CHART

 ................................................................................
                                                           Quarter Ending
 ................................................................................
Highest  28.09%                                           December 31, 1999
 ................................................................................
Lowest  (14.04%)                                         September 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGE)
AS OF DECEMBER 31, 1999

 ................................................................................
                                                                Life of Fund
                                                                    Since
                                           1 Year     5 Years   March 1, 1991
 ................................................................................
Class A                                    28.87%     14.06%        9.45%
 ................................................................................
Class B                                    25.35%       N/A          N/A
 ................................................................................
MSCI EAFE Index                            27.30%     13.15%           *

--------------------------------------------------------------------------------
*Information regarding performance for this period is not available.

Fund Fees and Expenses

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


CITIFUNDS INTERNATIONAL GROWTH PORTFOLIO



--------------------------------------------------------------------------------
SHAREHOLDER FEES
FEES PAID DIRECTLY FROM YOUR INVESTMENT

 ................................................................................
SHARE CLASS (Class descriptions begin on page 12)           CLASS A   CLASS B
 ................................................................................
Maximum Sales Charge (Load) Imposed on Purchases             5.00%      None
 ................................................................................

Maximum Deferred Sales Charge (Load)                         None(1)    5.00%(2)
--------------------------------------------------------------------------------
ANNUAL FUND
OPERATING EXPENSES

EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS(3)


 ................................................................................
Management Fees                                              1.00%     1.00%
 ................................................................................
Distribution (12b-1) Fees                                    0.15%     1.00%
 ................................................................................
Other Expenses
 ................................................................................
  Shareholder services                                       0.25%     0.15%
 ................................................................................

  Administrative and other services                          0.55%     0.55%
 ................................................................................
TOTAL ANNUAL FUND OPERATING EXPENSES*                        1.95%     2.70%
--------------------------------------------------------------------------------

  * Because some of the Fund's expenses were waived
    or reimbursed, actual total operating expenses for the
    prior year were:                                        1.75%     2.50%

    These fee waivers and reimbursements may be reduced or terminated at any time.

(1) Except for investment of $500,000 or more.
(2) Class B shares have a contingent deferred sales charge (CDSC) which is deducted from your sale proceeds if you sell your Class B shares within five years of your original purchase of the shares. In the first year after purchase, the CDSC is 5.00% of the price at which you purchased your shares, or the price at which you sold your shares, whichever is less, declining to 1.00% in the fifth year after purchase.

(3) The Fund invests in securities through an underlying mutual fund, International Equity Portfolio. This table reflects the expenses of the
    Fund and International Equity Portfolio.
--------------------------------------------------------------------------------

          EXAMPLE

          This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

            o you invest $10,000 in the Fund for the time periods
              indicated;

            o you pay the maximum applicable sales charge;


            o you reinvest all dividends;

            o you then sell all your shares at the end of those periods --
              for Class B shares a number is also given showing your expenses if you held onto your shares; the example also shows the effects of the conversion of Class B shares to Class A shares after 8 years;

            o your investment has a 5% return each year -- the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

            o the Fund's operating expenses as shown in the table without waivers remain the same.


          Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                         1 Year    3 Years   5 Years   10 Years
 ................................................................................
Class A                                   $688      $1,082    $1,500    $2,661
 ................................................................................
Class B
 ................................................................................
  Assuming redemption at end of period    $773      $1,138    $1,530    $2,848
 ................................................................................
  Assuming no redemption                  $273      $  838    $1,430    $2,848
--------------------------------------------------------------------------------

                                                          ----------------------
                                                          YOUR CITIFUNDS ACCOUNT
                                                          ----------------------

Your CitiFunds Account

          CHOOSING A SHARE CLASS


          The Fund offers two share classes, Class A and Class B. Each class has its own sales charge and expense structure. Please read the information below carefully to help you decide which share class is best for you.


          CLASS A AT A GLANCE


            o Front-end load -- there is an initial sales charge of 5.00%
              or less


            o Lower sales charge rates for larger investments

            o Annual distribution/service fee of up to 0.10%, currently being waived on a voluntary basis

            o Annual fee of up to 0.05% for certain advertising costs
              currently not being paid

            o Lower annual expenses than Class B shares

          CLASS B AT A GLANCE

            o No initial sales charge


            o The deferred sales charge declines from 5.00% to 1.00% over five years, and is eliminated if you hold your shares for six years or more


            o Annual distribution/service fee of up to 1.00%

            o Automatic conversion to Class A shares after 8 years

--------------------------------------------------------------------------------
          WHAT ARE DISTRIBUTION/SERVICE FEES?

          Both Class A and Class B shares have annual DISTRIBUTION/ SERVICE FEES that are paid under a 12B-1
          PLAN. These are fees, also called 12B-1 FEES, that are deducted from Fund assets and are used to compensate those financial intermediaries such as broker/dealers that sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time you may pay more than if you had paid other types of sales charges. For this reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.

--------------------------------------------------------------------------------

          SALES CHARGES -- CLASS A SHARES

            o Class A shares are sold at net asset value plus a front- end, or initial, sales charge. The rate you pay goes down as the amount of your investment in Class A shares goes up. The chart below shows the rate of sales charge that you pay, depending on the amount that you purchase.


            o The chart below also shows the amount of broker/dealer
              compensation that is paid out of the sales charge. This compensation includes commissions and other fees that financial intermediaries that sell shares of the Fund receive. The distributor generally keeps up to approximately 10% of the sales charge imposed on Class A shares. Financial intermediaries that sell Class A shares will also receive the shareholder servicing fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares sold by them.


--------------------------------------------------------------------------------
                                                                   BROKER/
                                 SALES CHARGE    SALES CHARGE      DEALER
                                  AS A % OF       AS A % OF      COMMISSION
AMOUNT OF                          OFFERING          YOUR         AS A % OF
YOUR INVESTMENT                     PRICE         INVESTMENT   OFFERING PRICE
 ................................................................................
Less than $25,000                   5.00%           5.26%           4.50%
 ................................................................................
$25,000 to less than $50,000        4.00%           4.17%           3.60%
 ................................................................................
$50,000 to less than $100,000       3.50%           3.63%           3.15%
 ................................................................................
$100,000 to less than $250,000      3.00%           3.09%           2.70%
 ................................................................................
$250,000 to less than $500,000      2.00%           2.04%           1.80%
 ................................................................................
$500,000 or more                    none*           none*        up to 1.00%
--------------------------------------------------------------------------------


*A contingent deferred sales charge may apply in certain instances. See page 15.


            o After the initial sales charge is deducted from your
              investment, the balance of your investment is invested in the Fund.

            o The sales charge may also be waived or reduced in certain circumstances, as described in "Sales Charge Waivers or Reductions" below. If you qualify to purchase Class A shares without a sales load, you should purchase Class A shares rather than Class B shares because Class A shares pay lower fees.

            o If you invest at least $500,000 in the Fund, you do not pay any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) of 1% of the purchase price, or the sale price, whichever is less, if you sell within the first year. Under certain circumstances, waivers may apply. Other policies regarding the application of the CDSC are the same as for Class B shares. Please read the discussion below on Class B shares for more information.

          PLEASE NOTE: If you owned Fund shares prior to January 4, 1999, you may exchange those shares into Class A shares of other CitiFunds and other mutual funds managed by Citibank without paying any sales charge, subject to verification. Shares subject to the waiver include shares purchased prior to January 4, 1999, and any shares that represent capital appreciation or the reinvestment of dividends or capital gains distributions on those shares.

          SALES CHARGES -- CLASS B SHARES

            o Class B shares are sold without a front-end, or initial, sales charge, but you are charged a contingent deferred sales charge (CDSC) when you sell shares within five years of purchase. The rate of CDSC goes down the longer you hold your shares. The table below shows the rates that you pay, as a percentage of your original purchase price (or the sale price, whichever is less), depending upon when you sell your shares.


--------------------------------------------------------------------------------
SALE DURING                             CDSC ON SHARES BEING SOLD
 ................................................................................
1st year since purchase                           5.00%
 ................................................................................
2nd year since purchase                           4.00%
 ................................................................................
3rd year since purchase                           3.00%
 ................................................................................
4th year since purchase                           2.00%
 ................................................................................
5th year since purchase                           1.00%
 ................................................................................
6th year (or later) since purchase                 None
--------------------------------------------------------------------------------

            o Financial intermediaries selling Class B shares receive a commission of 4.50% of the purchase price of the Class B shares that they sell, except for sales exempt from the CDSC. Financial intermediaries also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares that they have sold.


            o When you sell your shares, the CDSC will be based on either your original purchase price, or the sale price, whichever is less.

            o You do not pay a CDSC on shares acquired through reinvestment of dividends and capital gain distributions or on shares representing capital appreciation.


            o To ensure that you pay the lowest applicable CDSC, the Fund will always use the Class B shares with the lowest CDSC to fill your sell requests.

            o You do not pay a CDSC at the time you exchange your Class B shares for Class B shares of certain CitiFunds--any payment will be deferred until your Class B shares are redeemed.


            o If you acquired your Class B shares through an exchange from another fund managed or advised by Citibank, the date of your initial investment will be used as the basis of the CDSC calculations. If the rate of CDSC on the shares exchanged was higher than the rate of CDSC on your Fund shares, you will be charged the higher rate when you sell your Fund shares.


          The Fund's distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments are determined by the distributor and may vary. Citibank may make similar payments under similar arrangements.

          SALES CHARGE WAIVERS OR REDUCTIONS


          You may reduce or eliminate your sales charge on shares if you qualify for certain waivers or elect to participate in certain programs. These include:

          Front-End Loads

            o Sales charge elimination for certain eligible purchasers, including certain tax-exempt organizations, certain employee benefit plans, certain entities or persons with a qualifying affiliation or relationship with Citibank, and, under certain circumstances, investors using the proceeds of a redemption from another mutual fund for their purchase of Class A shares. Further information about eligible purchasers may be found in the Appendix to this prospectus.

            o Reduced sales charge plan for qualified groups.

            o Right of Accumulation.

            o Letter of Intent.

          CDSC

            o Redemptions made within one year of the death of the
              shareholder.

            o Lump sum or other distributions from IRAs and certain other retirement accounts.

            o Redemptions made under the Fund's Systematic Withdrawal Plan.

          You may learn more about the requirements for waiver or reduction and how the programs work by requesting a copy of the Fund's Statement of Additional Information, or by consulting with your account representative.

          AUTOMATIC CONVERSION OF CLASS B SHARES

          Class B shares automatically convert to Class A shares approximately eight years after purchase. If you acquired your shares through an exchange, the date of your initial investment will be used to determine your conversion date. You will receive the same dollar amount of Class A shares as the Class B shares converted. The price of Class A shares may be higher than Class B shares at the time of conversion, because of the lower expenses of Class A shares. Therefore, you may receive fewer Class A shares than the number of Class B shares converted.

          HOW TO BUY SHARES


          Shares of CitiFunds International Growth Portfolio are offered continuously and purchases may be made Monday through Friday, except on certain holidays. Shares may be purchased from the Fund's distributor or a broker-dealer or financial institution (called a Shareholder Servicing Agent) that has entered into a sales or shareholder servicing agreement with the distributor concerning the Fund. Please specify whether you are purchasing Class A or Class B shares. If you fail to so specify, Class A shares will be purchased for your account. The Fund and the distributor have the right to reject any purchase order or cease offering Fund shares at any time.

          Shares are purchased at net asset value (NAV) the next time it is calculated after your order is received and accepted by the Fund's transfer agent. NAV is the value of a single share of the Fund. If you are purchasing Class A shares, the applicable sales charge will be added to the cost of your shares. The Fund does not impose any minimum initial or subsequent investment requirements but your Shareholder Servicing Agent may.

          Your Shareholder Servicing Agent will not transmit your purchase order for Fund shares until it receives the purchase price in federal or other immediately available funds. If you pay by check, the Shareholder Servicing Agent transmits the order when the check clears.

          If you hold your shares through a Shareholder Servicing Agent, your Shareholder Servicing Agent establishes and maintains your account and is the shareholder of record. If you wish to transfer your account, you may transfer it to another financial institution or you may set up an account directly with the Fund's transfer agent.


          HOW THE PRICE OF YOUR SHARES IS CALCULATED


          The Fund calculates its NAV every day the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. NAV is calculated separately for each class of shares. NAV may be higher for Class A shares because Class A shares bear lower expenses. On days when the financial markets in which the Fund invests close early, NAV may be calculated as of the earlier close of those markets.


          The Fund's securities are valued primarily on the basis of market quotations. When market quotations are not readily available, the Fund may price securities at fair value. Fair value is determined in accordance with procedures approved by the Fund's Board of Trustees. When the Fund uses the fair value pricing method, a security may be priced higher or lower than if the Fund had used a market quotation to price the same security.


          For foreign securities the values are translated from the local currency into U.S. dollars using current exchange rates. If trading in the currency is restricted, the Fund uses a rate believed to reflect the currency's fair value in U.S. dollars. Trading may take place in foreign securities held by the Fund on days when the Fund is not open for business. As a result, the Fund's NAV may change on days on which it is not possible to purchase or sell shares of the Fund. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated, the securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees.

          HOW TO SELL SHARES


          You may sell (redeem) your shares on any business day. The price will be the NAV the next time it is calculated after your redemption request in proper form has been received by the Fund's transfer agent. If your shares are subject to a CDSC, the applicable charge will be deducted from your sale proceeds.


          You may make redemption requests in writing through the Fund's transfer agent or, if you hold your shares through a Shareholder Servicing Agent, through your Agent. If your account application permits, you may also make redemption requests by telephone. Each Shareholder Servicing Agent is responsible for promptly submitting redemption requests to the Fund's transfer agent. You are responsible for making sure your redemption request is in proper form.

          The Fund has a Systematic Withdrawal Plan which allows you to automatically withdraw a specific dollar amount from your account on a regular basis. You must have at least $10,000 in your account to participate in this program. Under the Plan, if your shares are subject to a CDSC, you may only withdraw up to 10% of the value of your account in any year, but you will not be subject to the CDSC on the shares withdrawn under the Plan. For more information, please contact the Fund's transfer agent, or if you hold your shares through a Shareholder Servicing Agent, your Agent.


          If you own both Class A and Class B shares, and want to sell shares, you should specify which class of shares you wish to sell. If you fail to specify, Class A shares will be redeemed first.

          When you sell your Class B shares, they will be redeemed so as to minimize your CDSC. Shares on which the CDSC is not payable, i.e.

            o shares representing capital appreciation and

            o shares representing the reinvestment of dividends and capital gain distributions

          will be sold first followed by

            o shares held for the longest period of time.


          You will receive your redemption proceeds in federal funds normally on the third business day after you sell your shares but in any event within seven days. However, your redemption proceeds may be delayed for up to ten days if your purchase was made by check. Your redemption proceeds may also be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

          Your account balance with the Fund may be subject to a $500 minimum. If so, the Fund reserves the right to close your account if it falls below $500 because of redemptions. You will have 60 days to make an additional investment. If you do not increase your balance, the Fund may close your account and send the proceeds to you. Your shares will be sold at NAV on the day your account was closed.

          REINSTATING RECENTLY SOLD SHARES


          For 90 days after you sell your Class A shares, the Fund permits you to repurchase Class A shares in the Fund, up to the dollar amount of shares redeemed, without paying any sales charges. To take advantage of this reinstatement privilege, you must notify your Shareholder Servicing Agent in writing at the time you wish to repurchase the shares.

          EXCHANGES


          You may exchange Fund shares for shares of the same class of certain other CitiFunds. You may also be able to exchange your Class A shares for shares of certain CitiFunds that offer only a single class of shares, unless your Class A shares are subject to a CDSC. You may not exchange Class B shares for shares of CitiFunds that offer only a single class of shares. You may also acquire Fund shares through an exchange from another fund managed by Citibank.

          You may place exchange orders through the transfer agent, or if you hold your shares through a Shareholder Servicing Agent, your Agent. You may place exchange orders by telephone if your account application permits. The transfer agent or your Shareholder Servicing Agent can provide you with more information, including a prospectus for any fund that may be acquired through an exchange.

          The exchange will be based on the relative NAVs of each fund the next time they are determined after your order is accepted by the Fund's transfer agent, subject to any applicable sales charge. You cannot exchange shares until the Fund has received payment in federal funds for your shares.


          When you exchange your Class A shares, you will generally be required to pay the difference, if any, between the sales charge payable on the shares to be acquired in the exchange and the sales charge paid in connection with your original purchase of Class A shares. However, if your Class A shares were purchased prior to January 4, 1999, you will not have to pay a sales charge when you exchange those shares for Class A shares, subject to confirmation through a check of appropriate records and documentation.


          When you exchange your Class B shares, you will not pay any initial sales charge, and no CDSC is imposed when your Class B shares are exchanged for Class B shares of certain other CitiFunds that are made available for exchange. However, you may be required to pay a CDSC when you sell those shares. The length of time that you owned Fund shares will be included in the holding period of your new Class B shares.


          The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.


          ACCOUNT INQUIRIES

          Please contact your Shareholder Servicing Agent. If you hold your shares through the transfer agent, please call 1-800-625-4554.

          DIVIDENDS

          CitiFunds International Growth Portfolio pays substantially all of its net income (if any) from dividends to its shareholders of record as a dividend semiannually on or about the last day of June and December.

          The Fund's net realized short-term and long-term capital gains, if any, will be distributed to Fund shareholders semi-annually. The Fund may also make additional distributions to shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.


          Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

          TAX MATTERS


          This discussion of federal taxes is very general. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.

          TAXATION OF FUND. As long as the Fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders. The Fund may pay taxes to non-U.S. governments in connection with its foreign investments. To the extent the Fund does pay foreign taxes, for federal income tax purposes you may be able to claim an itemized deduction, or a tax credit, for your portion of such taxes after recognizing a deemed distribution equal to your portion of such taxes.

          TAXABILITY OF DISTRIBUTIONS. You will normally have to pay federal income taxes on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated by the Fund as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December. Each year the Fund will mail you a report of your distributions for the prior year and how they are treated for federal tax purposes.


          Fund distributions will reduce the Fund's net asset value per share. As a result, if you buy shares just before the Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

          BACKUP WITHHOLDING. The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) 31% of certain distributions and proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations.

          FOREIGN SHAREHOLDERS. If you are not a citizen or resident of the U.S., the Fund will withhold U.S. federal income tax payments at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Fund distributions received by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

          TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

Management of the Fund

          INVESTMENT ADVISER


          CitiFunds International Growth Portfolio draws on the strength and experience of Citibank. Citibank is the investment adviser of the Fund, and subject to policies set by the Fund's Trustees, Citibank makes investment decisions. Citibank has been managing money since 1822. With its affiliates, it currently manages more than $351 billion in assets worldwide.

          Citibank, with headquarters at 153 East 53rd Street, New York, New York, is a wholly-owned subsidiary of Citigroup Inc. "CitiFunds" is a service mark of Citicorp.

          Citibank and its affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the Fund. They may also own the securities of these issuers. However, in making investment decisions for the Fund, Citibank does not obtain or use material inside information acquired by any division, department or affiliate of Citibank in the course of those relationships. Citibank and its affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the Fund.

          Matthew Bowyer, a Vice President of Citibank, has managed the Fund since February 1999. Mr. Bowyer is a Senior Portfolio Manager and Cross Border Equity Strategist who has been responsible for managing global equity and balanced portfolios at Citibank since mid 1996. Prior to that he ran a quantitative research group, providing portfolio and market analysis to Citibank's equity and fixed income teams in London. Mr. Bowyer has 14 years of investment management experience at Citibank.


          ADVISORY FEES


          For the Fund's fiscal year ended December 31, 1999, Citibank received management fees totaling 1% of the Fund's average daily net assets, after waivers.


                                                             -------------------
                                                             MORE ABOUT THE FUND
                                                             -------------------

More About the Fund

          The Fund's goal, principal investments and risks are summarized in FUND AT A GLANCE. More information on investments, investment strategies and risks appears below.

          PRINCIPAL INVESTMENT STRATEGIES


          The Fund's principal investment strategies are described below. The Fund may use other strategies and invest in other securities that are described in the Statement of Additional Information. However, the Fund may not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Statement of Additional Information. The Fund's goals may be changed without shareholder approval. Of course, there can be no assurance that the Fund will achieve its goals.


          CitiFunds International Growth Portfolio invests primarily in the common stocks of foreign companies that the Fund's portfolio managers believe have above-average prospects for growth, including companies in developing countries. In managing the Fund, Citibank looks for well-established companies with medium to large capitalizations (typically $750 million or more), superior management teams and histories of above-average revenues and earnings growth. Citibank seeks opportunities to invest in foreign economies that are growing faster than the U.S. economy.

          In addition to common stocks, the Fund may invest in other equity securities including rights to purchase common stocks as well as securities with common stock characteristics, such as securities convertible into common stock, trust or limited partnership interests, and depositary receipts (receipts which represent the right to receive the securities of foreign issuers deposited in a U.S. bank or a local branch of a foreign bank). Generally, the Fund invests in a number of different countries and under normal circumstances, the Fund invests at least 65% of its assets in equity securities of companies in at least three foreign markets. The Fund may invest in preferred stock or warrants, and also, to a limited extent, purchase shares in other investment companies, including closed end investment companies that invest in foreign securities.

          The Fund may, but is not required to, buy debt securities of foreign issuers. Long-term debt securities must be investment grade at the time of purchase, meaning they are rated at least Baa by Moody's or BBB by Standard & Poor's or, if unrated, of comparable quality in the portfolio managers' opinion. After the Fund buys a bond, it may be given a lower rating or stop being rated. This would not require the Fund to sell the security, but the portfolio managers will consider the change in rating in deciding whether to keep the security.


--------------------------------------------------------------------------------
          WHAT ARE EQUITY SECURITIES?


          EQUITY SECURITIES generally represent an ownership interest (or a right to acquire an ownership interest) in an issuer, and include COMMON STOCKS, SECURITIES CONVERTIBLE INTO COMMON STOCKS, PREFERRED STOCKS, WARRANTS for the purchase of stock and DEPOSITARY RECEIPTS (receipts which represent the right to receive the securities of foreign issuers deposited in a U.S. bank or a local branch of a foreign bank). While equity securities historically have been more volatile than most fixed income securities, they historically have produced higher levels of total return.

--------------------------------------------------------------------------------

          The Fund generally invests in securities that are sold on securities exchanges, although it may also purchase securities which are not registered for sale to the general public, or, to a limited extent, securities that are not readily marketable.

          The Fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management purposes. The Fund may also lend its portfolio securities or sell its securities short, as long as, in the case of a short sale, the Fund owns, or has the right to obtain, the securities being sold short.

          The Fund may, but is not required to, enter into forward currency exchange contracts for the purchase or sale of foreign currency for hedging purposes. A currency exchange contract allows the Fund to fix a definite price in dollars for securities of non-U.S. issuers that the Fund buys and sells.

          DEFENSIVE STRATEGIES. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality U.S. money market and other short-term instruments, and may not be pursuing its investment goal.


          INVESTMENT STRUCTURE. The Fund does not invest directly in securities but instead invests through an underlying mutual fund, International Equity Portfolio, having the same investment goals and strategies as the Fund. International Equity Portfolio buys, holds and sells securities in accordance with these goals and strategies. Unless otherwise indicated, references to the Fund in this Prospectus include the underlying fund. The Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund's Trustees believe that to be in the best interests of the Fund's shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities.

          MANAGEMENT STYLE. Managers of mutual funds use different styles when selecting securities to purchase and to sell. Citibank's portfolio managers seek to add value primarily through selection of companies believed to be reasonably valued compared to their long-term earnings potential. The Fund's managers use fundamental analysis to find companies that they believe have growth potential, and look first at a particular company and then at the country in which the company is located and the industry in which the company participates. The managers eliminate stocks that they believe are overpriced relative to a company's financial statements and projections. The managers then analyze each company to find those believed to have good management, solid product lines, strong competitive positioning and attractive cash flows. The portfolio managers use this same approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that the security no longer fits within the managers' overall strategies for achieving the Fund's goals.

          The Fund is actively managed. Although the portfolio managers attempt to minimize portfolio turnover, from time to time the Fund's annual portfolio turnover rate may exceed 100%. The sale of securities may produce capital gains, which, when distributed, are taxable to investors. Active trading may also increase the amount of commissions or mark-ups the Fund pays to brokers or dealers when it buys and sells securities. The "Financial Highlights" section of this Prospectus shows the Fund's historical portfolio turnover rate.


          Citibank may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which Citibank or its affiliates exercise investment discretion. The Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, the Fund will "pay up" only if Citibank determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which Citibank exercises investment discretion.

          RISKS


          Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals, which are not described here. More information about risks appears in the Fund's Statement of Additional Information.

          The value of the Fund's shares will change daily as the value of its underlying securities changes. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them. You may lose money if you invest in this Fund.

          Please remember that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. Some securities held by the Fund may be quite volatile, meaning that their prices can change significantly in a short time.


          FOREIGN SECURITIES. Investments in foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

            o These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Fund investments, currency exchange controls and other limitations on the use or transfer of Fund assets and political or social instability.

            o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

            o Foreign markets may be less liquid and more volatile than
              U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

            o Foreign markets may offer less protection to investors.
              Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

            o Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the Fund from realizing value in U.S. dollars from its investment in foreign securities.

            o The Fund may invest in issuers located in emerging, or
              developing, markets.

                o Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income.

                o All of the risks of investing in foreign securities are
                  heightened by investing in developing countries.

                o The markets of developing countries have been more
                  volatile than the markets of developed countries with more mature economies.


          PORTFOLIO SELECTION. The success of the Fund's investment strategy depends largely on Citibank's skill in assessing the growth potential of companies in which the Fund invests. The portfolio managers may fail to pick stocks that outperform the market or that do as well as the market. In that case, you may lose money, or your investment may not do as well as an investment in another international equity fund.

          GROWTH SECURITIES. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The Fund may underperform certain other international stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor.

          INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes.


          CREDIT RISK. The Fund may invest in investment grade debt securities. It is possible that some issuers will not make payments on debt securities held by the Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. If the credit quality of a security deteriorates below investment grade, the Fund may continue to hold this security, commonly known as a junk bond. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for the Fund to sell. The lower quality debt securities in which the Fund may invest are more susceptible to these problems than higher quality obligations.

          CONVERTIBLE SECURITIES. Convertible securities, which are debt securities or preferred stock that may be converted into common stock, are subject to the market risk of stocks, and, like debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.


          CURRENCY EXCHANGE CONTRACTS. The Fund may use forward foreign currency exchange contracts to hedge against adverse rate changes. The Fund's use of forward foreign currency exchange contracts may prevent the Fund from realizing profits on favorable movements in exchange rates. The Fund's ability to use currency exchange contracts successfully depends on a number of factors, including the contracts being available at prices that are not too costly, the availability of liquid markets, and the ability of the Fund's portfolio managers to accurately predict the direction of changes in currency exchange rates. If these predictions are wrong, the Fund could suffer greater losses than if the Fund had not entered into the foreign currency exchange contracts. In addition, the Fund could suffer losses if a counterparty to a contract does not perform its obligations.

          EURO CONVERSION. The Fund may invest in securities of issuers in European countries. Certain European countries have joined the European Economic and Monetary Union (EMU). Each EMU participant's currency began a conversion into a single European currency, called the euro, on January 1, 1999, to be completed by July 1, 2002. The consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities held by the Fund are presently unclear. European financial markets, and, therefore, the Fund, could be adversely affected if the euro conversion does not continue as planned or if a participating country chooses to withdraw from the EMU.

                       [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------


Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal periods indicated. Certain information reflects financial results for a single Class A and Class B Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming investment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report which is incorporated by reference in the Statement of Additional Information and which is available upon request.

                                                  CITIFUNDS INTERNATIONAL GROWTH PORTFOLIO
                                                                      CLASS A                                       CLASS B
                                       ---------------------------------------------------------------          ------------------
                                                                                                                 January 4, 1999
                                                           Year Ended December 31,                               (Commencement of
                                       ---------------------------------------------------------------            Operations) to
                                         1999            1998           1997         1996         1995            December 31, 1999
 ...................................................................................................................................
Net Asset Value, beginning of period    $12.60          $11.42         $11.79       $13.46       $11.44                $12.87
 ...................................................................................................................................
Income From Operations:
Net investment income (loss)            (0.077)         (0.009)         0.004*       0.028*       0.013*               (0.095)
Net realized and unrealized gain
  (loss)                                 4.452           1.996          0.592*       0.314*       2.055*                4.090
 ...................................................................................................................................
Total from operations                    4.375           1.987          0.596        0.342        2.068                 3.995
 ...................................................................................................................................
Less Distributions From:
Net investment income                     --            (0.008)        (0.025)      (0.021)      (0.048)                 --
In excess of net investment
  income                                  --            (0.001)          --           --           --                    --
Net realized gain on investments        (1.055)         (0.798)        (0.941)      (1.991)        --                  (1.055)
 ...................................................................................................................................
Total from distributions                (1.055)         (0.807)        (0.966)      (2.012)      (0.048)               (1.055)
 ...................................................................................................................................
Net Asset Value, end of period          $15.92          $12.60         $11.42       $11.79       $13.46                $15.81
 ...................................................................................................................................
Total return                             35.66%          17.62%          5.15%        2.59%       18.08%                31.95%++
 ...................................................................................................................................

                                                  CITIFUNDS INTERNATIONAL GROWTH PORTFOLIO

                                                                      CLASS A                                       CLASS B
                                       ---------------------------------------------------------------          ------------------
                                                                                                                 January 4, 1999
                                                            Year Ended December 31,                               (Commencement of
                                       ---------------------------------------------------------------            Operations) to
                                         1999            1998           1997         1996         1995            December 31, 1999
 ...................................................................................................................................
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                            $25,058         $21,132        $18,333      $32,589      $32,159               $  323
Ratio of expenses to average net
  assets (A)                              1.75%           1.75%          1.75%        1.75%        1.75%                 2.50%+
Ratio of net investment income
  (loss) to average net assets           (0.49)%         (0.17)%         0.03%        0.18%        0.10%                (1.24)%+
Portfolio turnover (B)                      68%            118%            99%         109%          51%                   68%

Note: If agents of the Fund for the periods indicated had not voluntarily waived a portion of their fees and expenses, the net investment income (loss) per share and the ratios would have been as follows:

Net investment income (loss) per
  share                                 $(0.210)        $(0.011)       $(0.004)*    $(0.002)*    $0.013*               $(0.108)
RATIOS:

Expenses to average net assets (A)        1.90%           1.80%          1.82%        1.94%        1.75%                 2.70%+
Net investment income (loss) to
  average net assets                     (0.64)%         (0.22)%        (0.04)%      (0.01)%       0.10%                (1.44)%+

*   The per share amounts were computed using a monthly average number of shares outstanding during the period.
(A) Includes the Fund's share of International Equity Portfolio allocated expenses.
(B) The portfolio turnover rates represent the rate of portfolio activity of International Equity Portfolio, the underlying portfolio through which the Fund invests.
+   Annualized.
++  Not annualized.


                                                                        --------
                                                                        APPENDIX
                                                                        --------
Appendix

          CLASS A SHARES -- ELIGIBLE PURCHASERS

          Class A shares may be purchased without a sales charge by the following eligible purchasers:

            [] tax exempt organizations under Section 501(c)(3-13) of the
               Internal Revenue Code

            [] trust accounts for which Citibank, N.A or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority

            [] accounts for which Citibank or any subsidiary or affiliate of
               Citibank performs investment advisory services or charges fees for acting as custodian

            [] directors or trustees (and their immediate families), and retired directors or trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service or shareholder servicing agent


            [] employees and retired employees of Citibank and its affiliates,
               CFBDS, Inc. and its affiliates, any Shareholder Servicing Agent and its affiliates and certain other Fund service providers (including immediate families of any of the foregoing)


            [] investors participating in a fee-based or promotional arrangement sponsored or advised by Citibank or its affiliates

            [] investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services

            [] employees of members of the National Association of Securities
               Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase

            [] separate accounts used to fund certain unregistered variable annuity contracts

            [] direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees

            [] shareholder accounts established through a reorganization or similar form of business combination approved by the Fund's Board of Trustees or by the Board of Trustees of any other CitiFund or mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds), the terms of which entitle those shareholders to purchase shares of the Fund or any other CitiFund at net asset value without a sales charge

            [] employee benefit plans qualified under Section 401(k) of the
               Internal Revenue Code with accounts outstanding on January 4,
               1999


            [] employee benefit plans qualified under Section 401 of the
               Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in the Fund or in any combination of CitiFunds must total a minimum of $1 million (qualified plans investing through certain programs sponsored by Citibank or its affiliates are not subject to this minimum)


            [] accounts associated with Copeland Retirement Programs

            [] investors purchasing $500,000 or more of Class A shares; however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived; in determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge:

               o it is assumed that shares not subject to the contingent
                 deferred sales charge are the first redeemed followed by other shares held for the longest period of time

               o all investments made during a calendar month will age one month on the last day of the month and each subsequent month

               o any applicable contingent deferred sales charge will be
                 deferred upon an exchange of Class A shares for Class A shares of another CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable)

               o the holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held

            [] subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a CitiFund), if:

               o the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed), and

               o the redemption has occurred no more than 60 days prior to the purchase of Class A shares of the Fund

            [] an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

               o the investor redeems shares of another mutual fund sold through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds

               o the redemption is made within 60 days prior to the investment in the Fund, and

               o the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption

          The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.


          Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance.

          The Annual and Semi-Annual Reports for the Fund list its portfolio holdings and describe its performance.

          To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll-free 1-800-625-4554.


          The SAI, reports, and other information about the Fund are also available on the Edgar Database on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-6009.






SEC File Number: 811-6154                                          CFP/IGP 5/00

                                                                  Statement of
                                                        Additional Information
                                                                   May 1, 2000


CITIFUNDS(SM) INTERNATIONAL GROWTH PORTFOLIO

    CitiFunds(SM) International Growth Portfolio (the "Fund") is a series of CitiFunds(SM) International Trust (the "Trust"). The address and telephone number of the Trust are 21 Milk Street, Boston, MA 02109, (617) 423-1679. The Trust invests all of the investable assets of the Fund in International Equity Portfolio (the "Portfolio"), which is a series of The Premium Portfolios, a trust organized under the laws of the State of New York (the "Portfolio Trust"). The address of the Portfolio Trust is Elizabethan Square, George Town, Grand Cayman, British West Indies.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


TABLE OF CONTENTS                                                         PAGE
-----------------                                                         ----
 1. The Trust ...........................................................    2
 2. Investment Objective and Policies; Special Information Concerning
      Investment Structure ..............................................    2
 3. Description of Permitted Investments and Investment Practices .......    3
 4. Investment Restrictions .............................................   10
 5. Performance Information .............................................   11
 6. Determination of Net Asset Value; Valuation of Securities ...........   13
 7. Additional Information on the Purchase and Sale of Fund Shares and
      Shareholder Programs ..............................................   14
 8. Management ..........................................................   21
 9. Portfolio Transactions ..............................................   29
10. Description of Shares, Voting Rights and Liabilities ................   30
11. Tax Matters .........................................................   31
12. Financial Statements ................................................   33

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated May 1, 2000, by which shares of the Fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 33 hereof. These financial statements can be found in the Fund's Annual Report to Shareholders. An investor may obtain copies of the Fund's Prospectus and Annual Report without charge by calling toll-free 1-800-625-4554.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST


    CitiFunds International Trust is an open-end management investment company that was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 7, 1990. The Trust was called Landmark International Equity Fund until its name was changed to Landmark International Funds effective May 5, 1995. Effective January 7, 1998, the Trust's name was changed to CitiFunds International Trust. This Statement of Additional Information describes CitiFunds International Growth Portfolio (the "Fund"), which is a series of the Trust. Prior to October 5, 1998, the Fund was called CitiFunds International Equity Portfolio, and prior to March 2, 1998 the Fund was called Landmark International Equity Fund. References in this Statement of Additional Information to the "Prospectus" of the Fund are to the Prospectus, dated May 1, 2000.


    The Fund is a diversified fund. The Fund is permitted to seek its investment objectives by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations thereunder, and exemptive orders granted under the 1940 Act. Currently, the Fund invests all of its investable assets in International Equity Portfolio (the "Portfolio"). The Portfolio is a series of The Premium Portfolios (the "Portfolio Trust") and is an open-end, diversified management investment company. The Portfolio has the same investment objectives and policies as the Fund.

    Under the 1940 Act, a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

    Because the Fund invests through the Portfolio, all references in this Statement of Additional Information to the Fund include the Portfolio, unless the context otherwise requires. In addition, references to the Trust include the Portfolio Trust, unless the context otherwise requires.

    Citibank, N.A. ("Citibank" or the "Adviser") is investment adviser to the Portfolio. The Adviser manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objectives and policies. The selection of investments for the Portfolio and the way it is managed depend on the conditions and trends in the economy and the financial marketplaces.

    CFBDS, Inc. ("CFBDS"), the administrator of the Fund (the "Administrator"), and Signature Financial Group (Cayman) Ltd. ("SFG"), the administrator of the Portfolio (the "Portfolio Administrator"), supervise the overall administration of the Fund and the Portfolio, respectively. The Boards of Trustees of the Trust and the Portfolio Trust provide broad supervision over the affairs of the Fund and the Portfolio, respectively. Shares of the Fund are continuously sold by CFBDS, the Fund's distributor (the "Distributor"), only to investors who are customers of a financial institution, such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or a securities broker, that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents").

                    2.  INVESTMENT OBJECTIVE AND POLICIES;
             SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

    The investment objective of the Fund is to promote long-term capital growth. Dividend income, if any, is incidental to this investment objective.

    The investment objective of the Fund may be changed without approval by the Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that the Fund will achieve its investment objective.

    As noted above, the Fund does not invest directly in securities, but instead invests all of its investable assets in the Portfolio, which has the same investment objective and policies as the Fund. The Portfolio, in turn, buys, holds and sells securities in accordance with this objective and these policies. Of course, there can be no assurance that the Fund or the Portfolio will achieve its objective. The Trustees of the Fund believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses that the Fund would incur if the assets of the Fund were invested directly in the types of securities held by the Portfolio.

    The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Fund's assets would continue to be invested in accordance with its investment objective and policies, either directly in securities or in another mutual fund or pooled investment vehicle having the same investment objective and policies. If the Fund were to withdraw, the Fund could receive securities from the Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

    The Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but the Portfolio will notify the Fund (which in turn will notify its shareholders) and its other investors at least 30 days before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause the Fund to withdraw its investment in the Portfolio.

    Certain investment restrictions of the Portfolio described below under "Investment Restrictions" are fundamental and cannot be changed without approval by the investors in the Portfolio. When the Fund is asked to vote on certain matters concerning the Portfolio, the Fund will either hold a shareholder meeting and vote in accordance with shareholder instructions or otherwise vote in accordance with applicable rules and regulations. Of course, the Fund could be outvoted, or otherwise adversely affected by other investors in the Portfolio.

    The Portfolio may sell interests to investors in addition to the Fund. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the Fund. Therefore, the investment return for all investors in funds investing in the Portfolio may not be the same. These differences in returns are also present in other mutual fund structures. Information about other holders of interests in the Portfolio is available from the Fund's distributor, CFBDS.

                   3. DESCRIPTION OF PERMITTED INVESTMENTS
                           AND INVESTMENT PRACTICES


    The Fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the Adviser's investment strategies for the Fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the Adviser's opinion, make economic sense.


    The Prospectus contains a discussion of the principal investment strategies of the Fund and the principal risks of investing in the Fund. The following supplements the information contained in the Prospectus concerning the investment policies and techniques of the Fund. The policies described herein are not fundamental and may be changed without shareholder approval.

    As a non-fundamental policy, at least 65% of the value of the Fund's total assets will be invested in equity securities of issuers organized in at least three countries other than the United States. While the Fund's policy is to invest primarily in common stocks of companies organized outside the United States ("non-U.S. issuers") believed to possess better than average prospects for growth, appreciation may be sought in other types of securities, principally of non-U.S. issuers, such as fixed income securities, convertible and non-convertible bonds, preferred stocks and warrants, when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. There is no formula as to the percentage of assets that may be invested in any one type of security.

REPURCHASE AGREEMENTS


    The Fund may invest in repurchase agreements collateralized by securities in which the Fund may otherwise invest. Repurchase agreements are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (frequently overnight and usually not more than seven days) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. The Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Fund are fully collateralized, with such collateral being marked to market daily.


REVERSE REPURCHASE AGREEMENTS


    The Fund may enter into reverse repurchase agreements, subject to the Fund's investment restriction on borrowing. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When the Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing by the Fund. In the event of the bankruptcy of the other party to a reverse repurchase agreement, the Fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has changed, the Fund could experience a loss.


RULE 144A SECURITIES

    Consistent with applicable investment restrictions, the Fund may purchase securities that are not registered under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act ("Rule 144A securities"). However, the Fund will not invest more than 15% of its net assets (taken at market value) in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless, in the case of Rule 144A securities, the Board of Trustees determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the Adviser the daily function of determining and monitoring liquidity of Rule 144A securities. The Trustees, however, retain oversight and are ultimately responsible for the determinations.

PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

    The Fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

CONVERTIBLE SECURITIES

    The Fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

    In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

SECURITIES OF NON-U.S. ISSUERS


    The Fund invests in securities of non-U.S. issuers. Investing in securities of foreign issuers may involve significant risks not present in domestic investments. For example, the value of such securities fluctuates based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about foreign issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.


    It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Prices at which the Fund may acquire securities may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund. Non-U.S. security trading practices, including those involving securities settlement where the Fund's assets may be released prior to receipt of payments, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

    The Fund may invest in issuers located in developing countries, which are generally defined as countries in the initial stages of their industrialization cycles with lower per capita income. All of the risks of investing in non-U.S. securities are heightened by investing in issuers in developing countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries with more mature economies; such markets often have provided higher rates of return, and greater risks, to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small current size of markets for securities of issuers based in developing countries and the currently low or non-existent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.

    The costs attributable to non-U.S. investing, such as the costs of maintaining custody of securities in non-U.S. countries, frequently are higher than those involved in U.S. investing. As a result, the operating expense ratio of the Fund may be higher than that of investment companies investing exclusively in U.S. securities.

    Subject to applicable statutory and regulatory limitations, assets of the Fund may be invested in shares of other investment companies. The Fund may invest up to 5% of its assets in closed-end investment companies which primarily hold securities of non-U.S. issuers. Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

    American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for the Fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement. ADRs, EDRs and GDRs are subject to many of the same risks that apply to other investments in non-U.S. securities.

    ADRs, EDRs, and GDRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.

    The Fund may invest in securities of non-U.S. issuers that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than securities of non-U.S. issuers of the same class that are not subject to such restrictions.

EURO CONVERSION


    The Fund may invest in securities of issuers in European countries. Certain European countries have joined the European Economic and Monetary Union (EMU). Each EMU participant's currency began a conversion into a single European currency, called the euro, on January 1, 1999, to be completed by July 1, 2002. The consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities held by the Fund are presently unclear. European financial markets, and therefore, the Fund, could be adversely affected if the euro conversion does not continue as planned or if a participating country chooses to withdraw from the EMU. The Fund could also be adversely affected if the computing, accounting and trading systems used by its service providers are not capable of processing transactions related to the euro. These issues may negatively affect the operations of the companies in which the Fund invests as well.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS


    Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund may enter into currency exchange transactions to convert U.S. currency to foreign currency and foreign currency to U.S. currency, as well as convert foreign currency to other foreign currencies. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The Fund also may, but is not obligated to, enter into foreign currency hedging transactions in an attempt to protect the value of the assets of the Fund as measured in U.S. dollars from unfavorable changes in currency exchange rates and control regulations. (Although the Fund's assets are valued daily in terms of U.S. dollars, the Trust does not intend to convert the Fund's holdings of other currencies into U.S. dollars on a daily basis.) The Fund does not currently intend to speculate in currency exchange rates or forward contracts.

    The Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because these contracts are traded in the interbank market and not on organized commodities or securities exchanges, these contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

    When the Fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the Fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the Adviser believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of non-U.S. currency approximating the value of some or all of the Fund's securities denominated in such non-U.S. currency. The projection of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that its best interests will be served.

    The Fund generally would not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, the Fund will either sell the security and make delivery of the non-U.S. currency, or retain the security and terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the Portfolio will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the Fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

    It is impossible to forecast with precision the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the Fund is obligated to deliver.

    The Fund has established procedures consistent with policies of the Securities and Exchange Commission (the "SEC") concerning forward contracts. Those policies currently require that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment or that the Fund otherwise covers its position in accordance with applicable regulations and policies.

    The Fund may also purchase put options on a non-U.S. currency in order to protect against currency rate fluctuations. If the Fund purchases a put option on a non-U.S. currency and the value of the non-U.S. currency declines, the Fund will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where the Fund anticipates investing in securities traded in such currency, the Fund may purchase call options on the non-U.S. currency.

    The purchase of such options could offset, at least partially, the effects of adverse movements in exchange rates. However, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

    The Fund may write options on non-U.S. currencies for hedging purposes or otherwise to achieve its investment objective. For example, where the Fund anticipates a decline in the value of the U.S. dollar value of a foreign security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the Fund may be offset by the amount of the premium received.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a foreign security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium.

    The writing of put or call options on non-U.S. currencies by the Fund will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    Put and call options on non-U.S. currencies written by the Fund will be covered by segregation of cash and liquid securities in an amount sufficient to discharge the Fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

    Investing in ADRs and other depositary receipts presents many of the same risks regarding currency exchange rates as investing directly in securities denominated in currencies other than the U.S. dollar. Because the securities underlying these receipts are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other non-U.S. currency remains constant, and thus will reduce the value of the receipts covering such securities. The Fund may employ any of the above described foreign currency hedging techniques to protect the value of its assets invested in depositary receipts.

    Of course, the Fund is not required to enter into the transactions described above and does not do so unless deemed appropriate by the Adviser. It should be realized that under certain circumstances, hedging arrangements to protect the value of the Fund's securities against a decline in currency values may not be available to the Fund on terms that make economic sense (they may be too costly). It should also be realized that these methods of protecting the value of the Fund's securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts, if correctly used, may minimize the risk of loss due to a decline in the value of the hedged currency, they do not eliminate the risk of loss and also tend to limit any potential gain which might result should the value of such currency increase.

SHORT SALES "AGAINST THE BOX"

    In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund, in accordance with applicable investment restrictions, may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position is maintained for the Fund by the custodian or qualified sub-custodian. While the short sale is open, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities is maintained in a segregated account for the Fund. These securities constitute the Fund's long position.

    The Fund does not engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales.

    The Adviser does not expect that more than 40% of the Fund's total assets would be involved in short sales against the box. The Adviser does not currently intend to engage in such sales.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements and in order to generate income, the Fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of cash collateral (subject to a rebate payable to the borrower). Where the borrower provides the Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Adviser to be of good standing. In addition, the Fund could suffer loss if the borrower terminates the loan and the Fund is forced to liquidate investments in order to return the cash collateral to the buyer. The Adviser will make loans only when, in the judgment of the Adviser, the considerations which can be earned currently from loans of this type justifies the attendant risk. If the Adviser determines to make loans, it is not intended that the value of the securities loaned would exceed 33 1/3% of the market value of the Fund's total net assets.

WHEN-ISSUED SECURITIES

    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities occurs beyond normal settlement times. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. It is expected that, under normal circumstances, the Fund would take delivery of such securities but the Fund may sell them before the settlement date. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transactions itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued basis" may increase the volatility of its net asset value.

DEFENSIVE STRATEGIES

    During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments in a lower quality or longer term.

                         4.  INVESTMENT RESTRICTIONS

    The Trust, on behalf of the Fund, and the Portfolio Trust, on behalf of the Portfolio, each have adopted the following policies which may not be changed with respect to the Fund or the Portfolio, as the case may be, without approval by holders of a majority of the outstanding voting securities of the Fund or the Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund or Portfolio present at a meeting at which the holders of more than 50% of the outstanding voting securities of the Fund or Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    Neither the Portfolio nor the Fund may:

        (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow from banks in an amount not to exceed 1/3 of the current value of its respective net assets, including the amount borrowed (and neither the Portfolio nor the Fund may purchase any securities at any time at which borrowings exceed 5% of the total assets of the Portfolio or the Fund, taken at market value). It is intended that the Fund or Portfolio would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund or beneficial interests in the Portfolio while effecting an orderly liquidation of portfolio securities.

        (2) Purchase any security or evidence of interest therein on margin, except that the Portfolio may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities.

        (3) Underwrite securities issued by other persons, except that all the assets of the Fund may be invested in another registered investment company having the same investment objectives and policies and substantially the same investment restrictions as those with respect to the Fund (a "Qualifying Portfolio") and except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act in selling a security.

        (4) Make loans to other persons except (a) through the lending of its portfolio securities, but not in excess of 33 1/3% of the Fund's or Portfolio's net assets, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this paragraph 4 the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

        (5) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund or Portfolio from investing in futures contracts, and the Fund and Portfolio reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund and the Portfolio).

        (6) With respect to 75% of the Fund's or Portfolio's total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund's or the Portfolio's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States or any agency or instrumentality of the United States); provided that, for purposes of this restriction the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and further provided that the Fund may invest all or substantially all of its assets in a Qualifying Portfolio.

        (7) With respect to 75% of the total assets of the Fund or Portfolio, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund, except that all the assets of the Fund may be invested in a Qualifying Portfolio.

        (8) Concentrate its investments in any particular industry, but the Fund may invest all of its assets in a Qualifying Portfolio (except that positions in futures or options contracts shall not be subject to this restriction).

        (9) Issue any senior security (as that term is defined in the 1940
    Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above.

    For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing.

    As an operating policy, the Fund will not invest more than 15% of its net assets (taken at market value) in securities for which there is no readily available market. This policy is not fundamental and may be changed without shareholder approval.

    If a percentage or rating restriction on investment or utilization of assets (taken at market value) set forth above or referred to in the Fund's Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities or a later change in the rating of the securities held for the Fund or Portfolio will not be considered a violation of policy. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                         5.  PERFORMANCE INFORMATION

    Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield or total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

    The Fund may provide its period, annualized, cumulative, and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period, reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period. Average annual total return figures represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time.

    A total rate of return quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

    Average annual total return is a measure of the Fund's performance over time. It is determined by taking the Fund's performance over a given period and expressing it as an average annual rate. The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 initial investment in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.


    Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of a period, deducting (as applicable) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period.

    Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges. Total return calculations that do not include the effect of a sales charge would be reduced if such charge were included.

    The Fund may provide annualized "yield" and "effective yield" quotations. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized, that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 30-day or one-month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value. Any fees charged by a shareholder's Shareholder Servicing Agent will reduce that shareholder's net return on his or her investment.


    A current yield quotation for the Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum public offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.


    In computing total rates of return and yield quotations, all Fund expenses are included. However, fees that may be charged directly to a shareholder by that shareholder's broker dealer, Shareholder Servicing Agent or other financial intermediaries are not included. Of course, any such fees will reduce the shareholder's net return on investment.

    Set forth below is average annual total rate of return information for the Class A shares of the Fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested. All outstanding shares were designated Class A shares on January 4, 1999. Prior to January 4, 1999, there were no sales charges on the purchase or sale of the Fund's shares. The Class A share performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect. The Fund offered Class B shares beginning January 4, 1999. For periods prior to that date, Class B share performance includes the performance of the Fund's Class A shares, adjusted to take into account the deduction of the Class B contingent deferred sales charge, which declines over six years from 5% to 0%, rather than the initial sales charge applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A shares, this blended Class B share performance is higher than the performance of Class B shares would have been had Class B shares been offered for the entire period.

    Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they otherwise would have been.

                                                                                             REDEEMABLE VALUE
                                                                             AVERAGE        OF A HYPOTHETICAL
                                                                             ANNUAL         $1,000 INVESTMENT
                                                                           TOTAL RATE         AT THE END OF
                                                                            OF RETURN           THE PERIOD
                                                                            ---------       -----------------
CITIFUNDS INTERNATIONAL GROWTH PORTFOLIO
CLASS A
March 1, 1991 (commencement of operations) to December 31, 1999 .......       9.45%             $2,222.27
Five years ended December 31, 1999 ....................................      14.06%             $1,930.90
One year ended December 31, 1999 ......................................      28.87%             $1,288.73

CLASS B
January 4, 1999 (commencement of operations) to December 31, 1999 .....      25.35%             $1,253.52
Five years ended December 31, 1999 ....................................      13.24%             $1,861.90
One year ended December 31, 1999 ......................................      28.03%             $1,280.28

    Comparative performance information may be used from time to time in advertising shares of the Fund, including data from Lipper Analytical Services, Inc. and other industry sources and publications. From time to time the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as FDIC-insured bank money market accounts. In addition, advertising for the Fund may indicate that investors should consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss current or past economic or financial conditions, developments and events. The Fund's advertising materials also may refer to the integration of the world's securities markets, discuss the investment opportunities available worldwide and mention the increasing importance of an investment strategy including non-U.S. investments.


    For advertising and sales purposes, the Fund will generally use the performance of Class A shares. Class A shares are sold at net asset value plus a current maximum sales charge of 5.00%. Performance will typically include this maximum sales charge for the purposes of calculating performance figures. If the performance of Class B shares is used for advertising and sales purposes, performance after class inception on January 4, 1999 will be actual performance, while performance prior to that date will be Class A performance, adjusted to reflect the differences in sales charges (but may not reflect the differences in fees and expenses) between the classes. For these purposes, it will be assumed that the maximum contingent deferred sales charge applicable to the Class B shares is deducted at the times, in the amount, and under the terms stated in the Prospectus. Class B share performance generally would have been lower than Class A performance, had the Class B shares been offered for the entire period, because the expenses attributable to Class B shares are higher than the expenses attributable to the Class A shares. Fund performance may also be presented in advertising and sales literature without the inclusion of sales charges.

                    6.   DETERMINATION OF NET ASSET VALUE;
                           VALUATION OF SECURITIES


    The net asset value per share of the Fund is determined for each class on each day during which the New York Stock Exchange (the "Exchange") is open for trading (a "Business Day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination of net asset value is made once each day as of the close of regular trading on such Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class (including its interest in the Portfolio), then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the Shareholder Servicing Agent prior to its calculation.


    The value of the Portfolio's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. The net asset value of the Fund's investment in the Portfolio is equal to the Fund's pro rata share of the net assets of the Portfolio.

    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or if there are no market rates, at fair value at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees of the Trust.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the Exchange and may also take place on days on which the Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Interest income on long-term obligations held for the Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premium.

             7.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE
                   OF FUND SHARES AND SHAREHOLDER PROGRAMS

    As described in the Prospectus, the Fund provides you with alternative ways of purchasing shares based upon your individual investment needs.

    Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees and shareholder servicing agent fees, and each class has exclusive voting rights with respect to any distribution plan or administrative services plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years as more fully described below.

    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

CLASS A SHARES


    You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge depending upon the amount of your purchase, or the sales charge may be waived in its entirety, as described below under "Sales Charge Waivers." If you qualify to purchase Class A shares without a sales load, you should purchase Class A shares rather than Class B shares because Class A shares pay lower fees. Class A shares are also subject to an annual distribution fee of up to 0.10% which is currently being waived on a voluntary basis, an additional fee of up to 0.05% for expenses incurred in connection with print or electronic media advertising, and a 0.25% shareholder servicing agent fee. See "Distributor." Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase on December 31, 1999 of Class A shares from the Fund aggregating less than $25,000 subject to the schedule of sales charges set forth below.

                                                                            CITIFUNDS
                                                                          INTERNATIONAL
                                                                        GROWTH PORTFOLIO
                                                                        ----------------
Net Asset Value per share .............................................      $15.92
Per Share Sales Charge - 5.00% of public offering price
  (5.26% of net asset value per share) ................................      $ 0.84
Per Share Offering Price to the Public ................................      $16.76


    The Fund receives the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the table below to shareholder servicing agents which are broker-dealers. The Distributor keeps the full applicable sales charge with respect to Class A shares sold by shareholder servicing agents that are not broker-dealers.

    The front-end sales charge for Class A shares expressed as a percentage of offering price and net asset value, and the dealer reallowance expressed as a percentage of the offering price is set forth in the table below. The Fund has established certain shareholder programs that may permit you to take advantage of the lower rates available for larger purchases, as described under "Shareholder Programs" below.

                                                         SALES CHARGE               SALES CHARGE            DEALER REALLOWANCE
AMOUNT OF                                                  AS A % OF                  AS A % OF                  AS A % OF
INVESTMENT                                              OFFERING PRICE               INVESTMENT               OFFERING PRICE
----------                                              --------------               ----------             ------------------
Less than $25,000 ................................           5.00%                      5.26%                      4.50%
$25,000 to less than $50,000 .....................           4.00%                      4.17%                      3.60%
$50,000 to less than $100,000 ....................           3.50%                      3.63%                      3.15%
$100,000 to less than $250,000 ...................           3.00%                      3.09%                      2.70%
$250,000 to less than $500,000 ...................           2.00%                      2.04%                      1.80%
$500,000 or more .................................           none*                      none*                   up to 1.00%

----------
*A contingent deferred sales charge may apply in certain instances. See "Sales
 Charge Waivers -- Class A" below.

CLASS B SHARES

    Class B shares are sold without a front-end, or initial, sales charge, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares within five years of purchase. The rate of CDSC goes down the longer you hold your shares. The table below shows the rates that you pay, as a percentage of the purchase price (or the sale price, whichever is less), depending upon when you sell your shares.

SALE DURING                                           CDSC ON SHARES BEING SOLD
-----------                                           -------------------------
1st year since purchase                                          5%
2nd year since purchase                                          4%
3rd year since purchase                                          3%
4th year since purchase                                          2%
5th year since purchase                                          1%
6th year (or later) since purchase                              None

    Class B shares pay distribution/service fees of up to 1.00% of the average daily net assets of the Fund represented by the Class B shares. The Distributor pays commissions to Shareholder Servicing Agents which are broker-dealers of 4.50% of the offering price of Class B shares sold by these entities. The Distributor keeps the full applicable sales charge with respect to Class B shares sold by Shareholder Servicing Agents that are not broker-dealers. These commissions are not paid on exchanges from other CitiFunds or on sales of Class B shares to investors exempt from the CDSC. The Distributor is compensated for these payments through the receipt of the ongoing distribution fees from the Fund, and through the CDSC, if any. The Distributor will also advance the first year service fee to dealers at an annual rate equal to 0.25% of the average daily net assets represented by Class B shares sold by them. As a result, the total amount paid to a dealer upon the purchase of Class B shares may be a maximum of 4.75% of the purchase price of the Class B shares.

    When you sell your shares, the CDSC will be based on either your purchase price, or the sale price, whichever is less. You do not pay a CDSC on shares acquired through reinvestment of dividends, capital gain distributions and shares representing capital appreciation. The Fund will assume that a redemption of Class B shares is made:

  [] first, of Class B shares representing capital appreciation

  [] next, of shares representing the reinvestment of dividends and capital gains distributions

  [] finally, of other shares held by the investor for the longest period of time.

Under certain circumstances, as set forth below in "Sales Charge Waivers," the CDSC will be waived.

    The holding period of Class B shares of the Fund acquired through an exchange with another CitiFund will be calculated from the date that the Class B shares were initially acquired in the other CitiFund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in the other fund. When determining the amount of the CDSC, the Fund will use the CDSC schedule of any fund from which you have exchanged shares that would result in you paying the highest CDSC.


ADDITIONAL DEALER CONCESSIONS

    From time to time, the Distributor or Citibank, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the Fund. Such concessions provided by the Distributor or Citibank may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund, and/or other dealer-sponsored events. From time to time, the Distributor or Citibank may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

SALES CHARGE WAIVERS


    In certain circumstances, the initial sales charge imposed on purchases of Class A shares, and the CDSC imposed upon sales of Class A or Class B shares, are waived. Waivers are generally instituted in order to promote goodwill with persons or entities with which Citibank or the Distributor or their affiliates have business relationships, or because the sales effort, if any, involved in making such sales is negligible, or, in the case of certain CDSC waivers, because the circumstances surrounding the sale of Fund shares were not foreseeable or voluntary. These sales charge waivers may be modified or discontinued at any time.

CLASS A--FRONT-END SALES CHARGE

o Reinvestment. The sales charge does not apply to Class A shares acquired through the reinvestment of dividends and capital gains distributions.

o Eligible Purchasers. Class A shares may be purchased without a sales charge by the following eligible purchasers:

  [] tax exempt organizations under Section 501(c)(3-13) of the Internal Revenue
     Code

  [] trust accounts for which Citibank or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority

  [] accounts for which Citibank or any subsidiary or affiliate of Citibank performs investment advisory services or charges fees for acting as custodian

  [] directors or trustees (and their immediate families), and retired directors or trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service or shareholder servicing agent


  [] employees and retired employees of Citibank and its affiliates, CFBDS, Inc.
     and its affiliates or any Shareholder Servicing Agent and its affiliates (including immediate families of any of the foregoing)


  [] investors participating in a fee-based or promotional arrangement sponsored or advised by Citibank or its affiliates

  [] investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services

  [] employees of members of the National Association of Securities Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase

  [] separate accounts used to fund certain unregistered variable annuity contracts

  [] direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees

  [] shareholder accounts established through a reorganization or similar form of business combination approved by the Fund's Board of Trustees or by the Board of Trustees of any other CitiFund or mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) the terms of which entitle those shareholders to purchase shares of the Fund or any other CitiFund at net asset value without a sales charge

  [] employee benefit plans qualified under Section 401(k) of the Internal
     Revenue Code with accounts outstanding on January 4, 1999


  [] employee benefit plans qualified under Section 401 of the Internal Revenue
     Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in the Fund or in any combination of CitiFunds must total a minimum of $1 million (qualified plans investing through certain programs sponsored by Citibank or its affiliates are not subject to this minimum)


  [] accounts associated with Copeland Retirement Programs

  [] investors purchasing $500,000 or more of Class A shares; however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived; in determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge:

      + it is assumed that shares not subject to the contingent deferred sales charge are the first redeemed followed by other shares held for the longest period of time

      + all investments made during a calendar month will age one month on the last day of the month and each subsequent month

      + any applicable contingent deferred sales charge will be deferred upon an exchange of Class A shares for Class A shares of another CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable)

      + the holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held

  [] subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a CitiFund), if:

      + the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed), and

      + the redemption has occurred no more than 60 days prior to the purchase of Class A shares of the Fund

  [] an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

      + the investor redeems shares of another mutual fund sold through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds

      + the redemption is made within 60 days prior to the investment in the Fund, and

      + the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption

CONTINGENT DEFERRED SALES CHARGE:

o Reinvestment. There is no CDSC on shares representing capital appreciation or on shares acquired through reinvestment of dividends or capital gains distributions.

o Waivers. The CDSC will be waived in connection with:

  [] a total or partial redemption made within one year of the death of the shareholder; this waiver is available where the deceased shareholder is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship, and applies only to redemption of shares held at the time of death

  [] a lump sum or other distribution in the case of an Individual Retirement
     Account (IRA), a self-employed individual retirement plan (Keogh Plan) or a custodian account under Section 403(b) of the Internal Revenue Code, in each case following attainment of age 59 1/2

  [] a total or partial redemption resulting from any distribution following retirement in the case of a tax-qualified retirement plan

  [] a redemption resulting from a tax-free return of an excess contribution to an IRA

  [] redemptions made under the Fund's Systematic Withdrawal Plan

AUTOMATIC CONVERSION OF CLASS B SHARES

    A shareholder's Class B shares will automatically convert to Class A shares in the Fund approximately eight years after the date of issuance. At the same time, a portion of all Class B shares representing dividends and other distributions paid in additional Class B shares will be converted in accordance with procedures from time to time approved by the Fund's Trustees. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs. If a shareholder effects one or more exchanges among Class B shares of the CitiFunds during the eight-year period, the holding periods for the shares so exchanged will be counted toward the eight-year period. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same.

SHAREHOLDER PROGRAMS

    The Fund makes the following programs available to shareholders to enable them to reduce or eliminate the front-end sales charges on Class A shares, to exchange Fund shares for shares of other CitiFunds, without, in many cases, the payment of a sales charge or to provide for the automatic withdrawal of cash. These programs may be changed or discontinued at any time. For more information, please contact your Shareholder Servicing Agent.

REDUCED SALES CHARGE PLAN

    A qualified group may purchase shares as a single purchaser under the reduced sales charge plan. The purchases by the group are lumped together and the sales charge is based on the lump sum. A qualified group must:

      [] have been in existence for more than six months

      [] have a purpose other than acquiring Fund shares at a discount

      [] satisfy uniform criteria that enable CFBDS to realize economies of scale in its costs of distributing shares

      [] have more than ten members

      [] be available to arrange for group meetings between representatives of the Fund and the members

      [] agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the distributor

      [] seek to arrange for payroll deduction or other bulk transmission of investments to the Fund

LETTER OF INTENT

    If an investor anticipates purchasing $25,000 or more of Class A shares of the Fund alone or in combination with Class B shares of the Fund or any of the classes of other CitiFunds or of any other mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) within a 13-month period, the investor may obtain the shares at the same reduced front-end sales charge as though the total quantity were invested in one lump sum by completing a letter of intent on the terms described below. Subject to acceptance by CFBDS, Inc., the Fund's distributor, and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the letter of intent.


      [] The shareholder or, if the shareholder holds Fund shares through a Shareholder Servicing Agent, his or her Shareholder Servicing Agent must inform CFBDS that the letter of intent is in effect each time shares are purchased.


      [] The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months plus the value of shares credited toward completion of the letter of intent do not total the sum specified, an increased sales charge will apply as described below.

      [] A purchase not originally made pursuant to a letter of intent may be included under a subsequent letter of intent executed within 90 days of the purchase if CFBDS is informed in writing of this intent within the 90-day period.

      [] The value of shares of the Fund presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the letter of intent, may be included as a credit toward the completion of the letter, but the reduced sales charge applicable to the amount covered by the letter is applied only to new purchases.

      [] Instructions for issuance of shares in the name of a person other than the person signing the letter of intent must be accompanied by a written statement from a Shareholder Servicing Agent stating that the shares were paid for by the person signing the letter.

      [] Neither income dividends nor capital gains distributions taken in additional shares will apply toward the completion of the letter of intent.

      [] The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the letter of intent are deducted from the total purchases made under the letter of intent.


      [] Class B shares included in the shares covered by the letter of intent will continue to be subject to the applicable CDSC.

    If the investment specified in the letter of intent is not completed (either prior to or by the end of the 13-month period), the Shareholder Servicing Agent will redeem, within 20 days of the expiration of the letter of intent, an appropriate number of the shares in order to realize the difference between the reduced sales charge that would apply if the investment under the letter of intent had been completed and the sales charge that would normally apply to the number of shares actually purchased. By completing and signing the letter of intent, the shareholder irrevocably grants a power of attorney to the Shareholder Servicing Agent to redeem any or all shares purchased under the letter of intent, with full power of substitution.


RIGHT OF ACCUMULATION

    A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his or her new investment, together with the current offering price value of all holdings of that shareholder in the CitiFunds, reaches a discount level. For example, if a Fund shareholder owns shares valued at $50,000 and purchases an additional $50,000 of Class A shares of the Fund, the sales charge for the $50,000 purchase would be at the rate of 3.00% (the rate applicable to single transactions from $100,000 to less than $250,000). A shareholder must provide his or her Shareholder Servicing Agent with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

SYSTEMATIC WITHDRAWAL PLAN

    The Fund's Systematic Withdrawal Plan permits you to have a specified dollar amount (minimum of $100 per withdrawal) automatically withdrawn from your account on a regular basis if you have at least $10,000 in your Fund account at the time of enrollment. You are limited to one withdrawal per month under the Plan.

    If you redeem shares under the Plan that are subject to a CDSC, you are not subject to any CDSC applicable to the shares redeemed, but the maximum amount that you can redeem under the Plan in any year is limited to 10% of the average daily balance in your account.

    You may receive your withdrawals by check, or have the monies transferred directly into your bank account. Or you may direct that payments be made directly to a third party.


    To participate in the Plan, you must complete the appropriate forms provided by the Transfer Agent, or if you hold your shares through a Shareholder Servicing Agent, your Shareholder Servicing Agent.


REINSTATEMENT PRIVILEGE


    Shareholders who have redeemed Class A shares may reinstate their Fund account without a sales charge up to the dollar amount redeemed (with a credit for any contingent deferred sales charge paid) by purchasing Class A shares of the Fund within 90 days after the redemption. To take advantage of this reinstatement privilege, shareholders must notify the Transfer Agent or, if they hold Fund shares through Shareholder Servicing Agents, their Shareholder Servicing Agents in writing at the time the privilege is exercised.


EXCHANGE PRIVILEGE

    Shares of the Fund may be exchanged for shares of the same class of certain other CitiFunds, or may be acquired through an exchange of shares of the same class of those funds. Class A shares also may be exchanged for shares of certain CitiFunds that offer only a single class of shares, unless the Class A shares are subject to a contingent deferred sales charge. Class B shares may not be exchanged for shares of CitiFunds that offer only a single class of shares.


    No initial sales charge is imposed on shares being acquired through an exchange unless Class A shares are being acquired and the sales charge for Class A of the fund being exchanged into is greater than the current sales charge of the Fund (in which case an initial sales charge will be imposed at a rate equal to the difference). Investors whose shares were outstanding on January 4, 1999 may exchange those Class A shares, and any shares acquired through capital appreciation and the reinvestment of dividends and capital gains distributions on those shares, into Class A shares of the other funds without paying any sales charge.

    No CDSC is imposed on Class B shares at the time they are exchanged for Class B shares of certain other CitiFunds. However, you may be required to pay a CDSC when you sell those shares. When determining the amount of the CDSC, the Fund will use the CDSC schedule of any fund from which you have exchanged shares that would result in you paying the highest CDSC.

    You must notify the Transfer Agent or, if you hold your shares through a Shareholder Servicing Agent, your Shareholder Servicing Agent at the time of exchange if you believe that you qualify for share prices which do not include the sales charge or which reflect a reduced sales charge, because the Fund shares you are exchanging were: (a) purchased with a sales charge, (b) acquired through a previous exchange from shares purchased with a sales charge, (c) outstanding as of January 4, 1999, or (d) acquired through capital appreciation or the reinvestment of dividends and capital gains distributions on those shares. Any such qualification may be subject to confirmation, through a check of appropriate records and documentation, of your existing share balances and any sales charges paid on prior share purchases.

    This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the Transfer Agent or, if they hold Fund shares through Shareholder Servicing Agents, their Shareholder Servicing Agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.


ADDITIONAL PURCHASE AND SALE INFORMATION


    If a shareholder's account is established and maintained by a Shareholder Servicing Agent, the Shareholder Servicing Agent is the shareholder of record of the Fund. Each Shareholder Servicing Agent establishes its own terms, conditions and charges with respect to services it offers to its customers. Charges for these services may include fixed annual fees and account maintenance fees. Each Shareholder Servicing Agent has agreed to transmit to its customers who are shareholders of the Fund appropriate written disclosure of any fees that it may charge them directly. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent. Each Shareholder Servicing Agent is responsible for transmitting promptly orders of its customers.

    Investors may be able to invest in the Fund under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. Investors should consult with their Shareholder Servicing Agent and their tax and retirement advisers.

    Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling the Transfer Agent, or if they hold Fund shares through Shareholder Servicing Agents, their Shareholder Servicing Agents. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Fund, the transfer agent and each Shareholder Servicing Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund, the transfer agent or the Shareholder Servicing Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.


    Subject to compliance with applicable regulations, the Trust and the Portfolio Trust have each reserved the right to pay the redemption price of shares of the Fund or beneficial interests in the Portfolio, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

    The Trust or the Portfolio Trust may suspend the right of redemption or postpone the date of payment for shares of the Fund or beneficial interests in the Portfolio more than seven days during any period when (a) trading in the markets the Fund or the Portfolio normally utilizes is restricted or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Fund's or the Portfolio's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

    A redemption is treated as a sale of the shares redeemed and could result in taxable gain or loss to the shareholder making the redemption.

                                8.  MANAGEMENT

    The Fund is supervised by the Board of Trustees of the Trust, and the Portfolio is supervised by the Board of Trustees of the Portfolio Trust. In each case, a majority of the Trustees are not affiliated with Citibank. In addition, a majority of the disinterested Trustees of the Fund are different from a majority of the disinterested Trustees of the Portfolio.

    The Trustees and officers of the Trust and the Portfolio Trust, their ages and their principal occupations during at least the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated below, the address of each Trustee and officer is 21 Milk Street, Boston, Massachusetts. The address of the Portfolio Trust is Elizabethan Square, George Town, Grand Cayman, British West Indies.

TRUSTEES OF THE TRUST


PHILIP W. COOLIDGE*; 48 -- President of the Trust and the Portfolio Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

RILEY C. GILLEY; 73 -- Vice President and General Counsel, Corporate Property Investors (November 1988 to December 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.

DIANA R. HARRINGTON; 60 -- Professor, Babson College (since September 1994); Trustee, The Highland Family of Funds (March 1997 to March 1998). Her address is 120 Goulding Street, Holliston, Massachusetts.

SUSAN B. KERLEY; 48 -- Consultant, Global Research Associates, Inc. (Investment Research) (since September 1990); Director, Mainstay Institutional Funds (since December 1990). Her address is P.O. Box 9572, New Haven, Connecticut.

HEATH B. MCLENDON*; 66 -- Chairman, President, and Chief Executive Officer of SSB Citi Fund Management LLC (formerly known as SSBC Fund Management, Inc.) (since March 1996); Managing Director of Salomon Smith Barney (since August
1993); and Chairman, President and Chief Executive Officer of fifty-eight investment companies sponsored by Salomon Smith Barney. His address is 388 Greenwich Street, New York, New York.

C. OSCAR MORONG, JR.; 65 -- Chairman of the Board of Trustees of the Trust and the Portfolio Trust; Managing Director, Morong Capital Management (since February 1993); Director, Indonesia Fund (1990 to 1999); Trustee, MAS Funds (since 1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.

E. KIRBY WARREN; 65 -- Professor of Management, Graduate School of Business, Columbia University (1987 to December 1999). His address is Laurel Road, P.O. Box 146, Tuxedo Park, New York.

TRUSTEES OF THE PORTFOLIO TRUST

ELLIOTT J. BERV; 57 -- Chief Executive Officer, Rocket City Enterprises (Consulting, Publishing, Internet Services) (since January 2000); President and Chief Executive Officer, Catalyst, Inc. (Management Consultants) (since June
1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May 1984). His address is 24 Atlantic Drive, Scarborough, Maine.

PHILIP W. COOLIDGE*; 48 -- President of the Trust and the Portfolio Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

MARK T. FINN; 56 -- President and Director, Delta Financial, Inc. (since June
1983); Chairman of the Board and Part Owner, FX 500 Ltd. (Commodity Trading Advisory Firm) (April 1990 to February 1996); General Partner and Shareholder, Greenwich Ventures LLC (Investment Partnership) (since January 1996); President, Secretary and Owner, Phoenix Trading Co. (Commodity Trading Advisory Firm) (since March 1997); Director, Chairman and Owner, Vantage Consulting Group, Inc. (since October 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.

C. OSCAR MORONG, JR.; 65 -- Chairman of the Board of Trustees of the Trust and the Portfolio Trust; Managing Director, Morong Capital Management (since February 1993); Director, Indonesia Fund (1990 to 1999); Trustee, MAS Funds (since 1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.

WALTER E. ROBB, III; 73 -- President, Benchmark Consulting Group, Inc. (since
1991); Principal, Robb Associates (Corporate Financial Advisors) (since 1978); President and Treasurer, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since 1989); Trustee of certain registered investment companies in the MFS Family of Funds (since 1985). His address is 35 Farm Road, Sherborn, Massachusetts.

E. KIRBY WARREN, 65 -- Professor of Management, Graduate School of Business, Columbia University (1987 to December 1999). His address is Laurel Road, P.O. Box 146, Tuxedo Park, New York.


OFFICERS OF THE TRUST AND THE PORTFOLIO TRUST


PHILIP W. COOLIDGE*; 48 -- President of the Trust and the Portfolio Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

CHRISTINE D. DORSEY*; 29 -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc. (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996).

LINWOOD C. DOWNS*; 38 -- Treasurer of the Trust and the Portfolio Trust; Chief Financial Officer and Senior Vice President, Signature Financial Group; Treasurer, CFBDS.

TAMIE EBANKS-CUNNINGHAM*; 27 -- Assistant Secretary of the Trust and the Portfolio Trust; Office Manager, Signature Financial Group (Cayman) Ltd. (since April 1995); Administrator, Cayman Islands Primary School (prior to April 1995). Her address is P.O. Box 2494, Elizabethan Square, George Town, Grand Cayman, Cayman Islands, B.W.I.

SUSAN JAKUBOSKI*; 36 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group (Cayman) Ltd.

MOLLY S. MUGLER*; 48 -- Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc.; Assistant Secretary, CFBDS.

JULIE J. WYETZNER*; 40 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust and the Portfolio Trust; Vice President, Signature Financial Group, Inc.


    The Trustees and officers of the Trust and the Portfolio Trust also hold comparable positions with certain other funds for which CFBDS, SFG or their affiliates serve as the distributor or administrator.

    The Trustees of the Trust received the following remuneration from the sources indicated below during its fiscal year ended December 31, 1999:


                                                             PENSION OR                              TOTAL COMPENSATION
                                                             RETIREMENT                                 FROM THE TRUST
                                       AGGREGATE          BENEFITS ACCRUED      ESTIMATED ANNUAL      AND FUND COMPLEX
                                      COMPENSATION        AS PART OF FUND        BENEFITS UPON            PAID TO
    TRUSTEE                           FROM FUND(1)            EXPENSES             RETIREMENT           TRUSTEES(1)
    -------                           ------------        ----------------      ----------------    -------------------
Philip W. Coolidge                        None                  None                  None                  None
Riley C. Gilley                          $1,696                 None                  None                $65,250
Diana R. Harrington                      $1,749                 None                  None                $71,250
Susan B. Kerley                          $1,745                 None                  None                $69,750
Heath B. McLendon                         None                  None                  None                  None
C. Oscar Morong, Jr.                     $1,789                 None                  None                $92,000
E. Kirby Warren                          $1,722                 None                  None                $62,750
William S. Woods, Jr. (2)                $1,784                 None                  None                $66,000
------------
(1) Messrs. Coolidge, Gilley, McLendon, Morong and Warren and Mses. Harrington and Kerley are Trustees of 48, 35, 23, 39,
    39, 30, and 30 funds or portfolios, respectively, in the family of open-end registered investment companies advised or managed by Citibank.
(2) Effective December 31, 1999, Mr. Woods became a Trustee Emeritus of the Trust. Per the terms of the Trust's Trustee
    Emeritus Plan, Mr. Woods serves the Board of Trustees in an advisory capacity. As a Trustee Emeritus, Mr. Woods is paid 50% of the annual retainer fee and meeting fees otherwise applicable to Trustees, together with reasonable out-of-pocket expenses for each meeting attended.

    As of April 12, 2000, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund. The following shareholders owned of record 5% or more of the Fund's outstanding voting securities on April 12, 2000:
Class A shares: Fiserv Securities Inc., Attn: Mutual Funds, One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103-7042 - 25.28%; Citibank, N.A., Tailored Trust Co. Trustee, 1 Court Square, 22nd Fl Zone 4, Attn: Jeff Jardine, Long Island City, NY 11120-0001 - 10.74%; Citibank, N.A., Tailored Trust Co. Trustee, 1 Court Square, 22nd Fl Zone 4, Attn: Jeff Jardine, Long Island City, NY 11120-0001 - 10.74%; Class B shares: Fiserv Securities Inc.,
Attn: Mutual Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103-7084 - 36.92%.


    The Declaration of Trust of each of the Trust and the Portfolio Trust provides that the Trust or the Portfolio Trust, as the case may be, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust or the Portfolio Trust, as the case may be, unless, as to liability to the Trust, the Portfolio Trust or their respective investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust or the Portfolio Trust, as the case may be. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust or the Portfolio Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

ADVISER

    Citibank manages the assets of the Portfolio pursuant to an investment advisory agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees of the Portfolio Trust may determine, the Adviser manages the securities of the Portfolio and makes investment decisions for the Portfolio. The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting securities transactions for the Portfolio. Unless otherwise terminated, the Advisory Agreement will continue in effect as long as such continuance is specifically approved at least annually by the Board of Trustees of the Portfolio Trust or by a vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, by a majority of the Trustees of the Portfolio Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

    The Advisory Agreement provides that the Adviser may render services to others. The Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio Trust when authorized either by a vote of a majority of the outstanding voting securities of the Portfolio or by a vote of a majority of the Board of Trustees of the Portfolio Trust, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.


    For its services under the Advisory Agreement with respect to the Portfolio, Citibank receives fees, which are computed daily and paid monthly, at an annual rate equal to 1.00% of the Portfolio's average daily net assets on an annualized basis for the Fund's then-current fiscal year. This investment advisory fee is higher than the investment advisory fees paid by most mutual funds. The Trustees of the Portfolio have determined that the 1.00% investment advisory fee is reasonable in light of the Portfolio's investment policy of investing primarily in foreign securities. Citibank may reimburse the Portfolio or waive all or a portion of its advisory fees. For the fiscal years ended December 31, 1997, 1998 and 1999, the fees paid to Citibank under the Advisory Agreement, after fee waivers, were $438,017, $353,752 and $348,915, respectively.


ADMINISTRATOR

    Pursuant to administrative services agreements (the "Administrative Services Agreements"), CFBDS and SFG provide the Trust and the Portfolio Trust, respectively, with general office facilities and CFBDS and SFG supervise the over-all administration of the Trust and the Portfolio Trust, respectively, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Trust's or the Portfolio Trust's independent contractors and agents; the preparation and filing of all documents required for compliance by the Trust or the Portfolio Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust or the Portfolio Trust. The Administrator and the Portfolio Administrator provide persons satisfactory to the Board of Trustees of the Trust or the Portfolio Trust to serve as Trustees and officers of the Trust and the Portfolio Trust, respectively. Such Trustees and officers, as well as certain other employees and Trustees of the Trust and the Portfolio Trust, may be directors, officers or employees of CFBDS, SFG or their affiliates.


    The fees payable to the Administrator and the Portfolio Administrator, respectively, under the Administrative Services Agreements are 0.30% of the average daily net assets of the Fund and 0.05% of the average daily net assets of the Portfolio, accrued daily and paid monthly, in each case on an annualized basis for the Fund's or the Portfolio's then-current fiscal year. However each of the Administrator and the Portfolio Administrator has voluntarily agreed to waive a portion of the fees payable as necessary to maintain the projected rate of total operating expenses. CFBDS has agreed to pay certain expenses of the Fund. SFG has agreed to pay certain expenses of the Portfolio. For the fiscal years ended December 31, 1997, 1998 and 1999, the fees paid by the Fund to CFBDS under the Administrative Services Agreement and a prior administrative services agreement, after waivers, were $79,045, $58,123 and $62,978, respectively. For the fiscal years ended December 31, 1997, 1998 and 1999, the Portfolio paid no fees, after waivers, to SFG under the Administrative Services Agreement with the Portfolio Trust.

    The Administrative Services Agreements with the Trust and the Portfolio Trust provide that CFBDS or SFG, as the case may be, may render administrative services to others. These Administrative Services Agreements continue in effect as to the Fund or the Portfolio, as applicable, if such continuance is specifically approved at least annually by the Trust's or the Portfolio Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund or the Portfolio and, in either case, by a majority of the Trustees of the Trust or Portfolio Trust who are not parties to the applicable Administrative Services Agreement or interested persons of any such party. The Administrative Services Agreements with the Trust and the Portfolio Trust terminate automatically if they are assigned and may be terminated by the Trust or the Portfolio Trust without penalty by vote of a majority of the outstanding voting securities of the Fund or Portfolio, as applicable, or by either party thereto on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreements with the Trust and the Portfolio Trust also provide that CFBDS, SFG and their personnel shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust or the Portfolio Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Agreements.

    CFBDS and SFG are wholly-owned subsidiaries of Signature Financial Group, Inc. SFG is a company organized under the laws of the Cayman Islands. Its principal place of business is in George Town, Grand Cayman, British West Indies.


    Pursuant to sub-administrative services agreements, Citibank performs such sub-administrative duties for the Trust and the Portfolio Trust as from time to time are agreed upon by Citibank and respectively, CFBDS and SFG. Citibank's sub-administrative duties may include providing equipment and clerical personnel necessary for maintaining the Trust's and the Portfolio Trust's organization, participation in the preparation of documents required for compliance by the Trust and the Portfolio Trust with applicable laws and regulations, the preparation of certain documents in connection with meetings of Trustees and shareholders, and other functions which would otherwise be performed by the Administrator. For performing such sub-administrative services, Citibank receives compensation as from time to time is agreed upon by CFBDS or SFG, not in excess of the amount paid to CFBDS or SFG for its services under the Administrative Services Agreements with the Trust and the Portfolio Trust. All such compensation is paid by CFBDS or SFG.

DISTRIBUTOR

    CFBDS, 21 Milk Street, Boston, MA 02109, serves as the Distributor of the Fund's shares pursuant to a Distribution Agreement with the Trust with respect to each class of shares of the Fund (each, a "Distribution Agreement"). In those states where CFBDS is not a registered broker-dealer, shares of the Fund are sold through Signature Broker-Dealer Services, Inc., as dealer. Under the Distribution Agreements, CFBDS is obligated to use its best efforts to sell shares of each class of the Fund.

    Either party may terminate a Distribution Agreement on not less than 30 days' nor more than 60 days' written notice to the other party. Unless otherwise terminated each Distribution Agreement will continue from year to year upon annual approval by the Trust's Board of Trustees by vote of a majority of the Board of Trustees of the Trust who are not parties to such Distribution Agreement or interested persons of any party to such Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

    Each class of the Fund has adopted a Distribution Plan (each, a "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act with respect to shares of the Fund after concluding that there is a reasonable likelihood that a Distribution Plan will benefit the Fund and its shareholders. The Distribution Plan with respect to Class A shares provides that the Fund shall pay a monthly distribution fee to the Distributor at an annual rate not to exceed 0.10% of the Fund's average daily net assets with respect to Class A shares. The Distributor receives distribution fees for its services under the Distribution Agreement with respect to Class A shares in connection with the distribution of Class A Fund shares (exclusive of any advertising expenses incurred by the Distributor in connection with the sale of shares). The Distributor may use all or any portion of such distribution fee to pay for expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such expenses related to the distribution of Class A shares. The Distribution Plan with respect to Class A shares also permits the Fund to pay the Distributor an additional fee (not to exceed 0.05% of the average daily net assets of the Fund with respect to Class A shares) in anticipation of or as reimbursement for print or electronic media advertising expenses incurred. The Fund did not pay this fee during its most recent fiscal year and does not anticipate paying it during the current fiscal year. The Distributor receives a fee, not to exceed 1.00% of the average daily net assets of the Fund attributable to Class B shares. Such fees may be used to make payments to the Distributor for distribution services, to Shareholder Servicing Agents that have entered into shareholder servicing agreements with the Distributor and others in respect of the sale of Class B shares of the Fund, and to other parties in respect of the sale of Class B shares of the Fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the Distributor, Shareholder Servicing Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the Distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided. Recipients may receive different compensation for sales for Class A and Class B shares.


    Each Distribution Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to the Plans (for purposes of this paragraph "Qualified Trustees"). Each Distribution Plan requires that the Trust and the Distributor provide to the Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plans. Each Distribution Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office who are not interested Trustees of the Trust. A Distribution Plan may be terminated with respect to any class of the Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Distribution Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plans for a period of not less than six years from the date of each Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.

    As contemplated by the Distribution Plans, CFBDS acts as the agent of the Trust in connection with the offering of shares of the Fund pursuant to the Distribution Agreements. After the prospectuses and periodic reports of the Fund have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies thereof which are used in connection with the offering of shares of the Fund to prospective investors. For the fiscal years ended December 31, 1997, 1998 and 1999, the fees paid to CFBDS under the Distribution Agreements with respect to Class A shares of the Fund were $27,121, $19,374 and $0, respectively, no portion of which was applicable to reimbursement for expenses incurred in connection with print or electronic media advertising. For the period January 4, 1999 (commencement of operations) to December 31, 1999, the fees paid to CFBDS under the Distribution Agreements with respect to Class B shares of the Fund were $1,420. All of the foregoing amounts paid under the Distribution Plans were spent on printing and mailing expenses.

    The Distributor may enter into agreements with Shareholder Servicing Agents and may pay compensation to such Shareholder Servicing Agents for accounts for which the Shareholder Servicing Agents are holders of record. The Distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The Distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments are determined by the Distributor and may vary. Citibank may make similar payments under similar arrangements.

CODE OF ETHICS

    The Trust, the Portfolio Trust, the Adviser and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions.

EXPENSES


    In addition to amounts payable under its Investment Advisory Agreement, the Administrative Services Plan and the Distribution Plans, the Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with Citibank or the Fund's Distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums.


    CFBDS has agreed to pay the Fund's ordinary operating expenses (excluding interest, taxes, brokerage commission, litigation costs or other extraordinary costs and expenses and excluding the fees paid under the Fund's Investment Advisory Agreement, Administrative Services Agreement, Distribution Agreements and Shareholder Servicing Agreements). CFBDS receives a fee from the Fund, in addition to the administrative services and distribution fees, estimated and accrued daily and paid monthly in an amount such that immediately after any such payment the aggregate ordinary operating expenses of the Fund would not on a per annum basis exceed an agreed upon rate of the Fund's average daily net assets. For the fiscal year ended December 31, 1999, CFBDS paid expenses of the Fund in the amount of $195,158, and the Fund paid CFBDS under this agreement the amount of $42,645. For that fiscal year, the total expenses of Class A shares and Class B shares (commencement of operations, January 4, 1999) were 1.75% and 2.50%, respectively, of their average daily assets. The agreement of CFBDS to pay the ordinary operating expenses of the Fund, as well as the obligation of the Fund to pay any corresponding fee to CFBDS, may be terminated by either CFBDS or the Fund upon not less than 30 days nor more than 60 days written notice.


SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

    The Trust has adopted an administrative services plan (the "Administrative Services Plan") after having concluded that there is a reasonable likelihood that the Administrative Services Plan will benefit the Fund and its shareholders. The Administrative Services Plan provides that the Trust may obtain the services of an administrator, a transfer agent, a custodian, a fund accountant and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Trust's Administrative Services Plan, the total of the fees paid from the Fund to the Trust's Administrator and Shareholder Servicing Agents with respect to Class A shares may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. Distribution fees (other than any fee concerning electronic or media advertising) paid under the Distribution Plan with respect to the Class A shares are included in this percentage limitation. Within this overall limitation, individual fees may vary. Distribution fees may be used to offset the Fund's marketing costs, such as preparation of sales literature, advertising, and printing and distributing prospectuses and other shareholder materials to prospective investors, and to pay costs related to distribution activities, including employee salaries, bonuses and other overhead expenses.

    The Administrative Services Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan (for purposes of this paragraph "Qualified Trustees"). The Administrative Services Plan requires that the Trust provide to its Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Administrative Services Plan. The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees of the Trust or as to a class by a vote of a majority of the outstanding voting securities of that class. The Administrative Services Plan for the Fund may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.


    The Trust has entered into a shareholder servicing agreement (a "Shareholder Servicing Agreement") with each Shareholder Servicing Agent pursuant to such that Shareholder Servicing Agent provides shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. Some Shareholder Servicing Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or charging their customers a direct fee for their services. Each Shareholder Servicing Agent has agreed to transmit to its customers who are shareholders of the Fund appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to imposition of any transaction fees. Shareholder Servicing Agents that sell Class A shares or Class B shares receive a shareholder servicing fee payable on such shares at an annual rate equal to, as applicable, 0.25% of the average daily net assets represented by such Class A shares and/or 0.15% of the average daily net assets represented by such Class B shares. For the fiscal years ended December 31, 1997, 1998 and 1999, the aggregate fees paid to Shareholder Servicing Agents under the Shareholder Servicing Agreements with respect to Class A Shares of the Fund, after waivers, were $67,802, $48,436 and $52,604, respectively. For the period from January 4, 1999 (commencement of operations) to December 31, 1999, the aggregate fees paid to Shareholder Servicing Agents under the Shareholder Servicing Agreements with respect to Class B shares of the Fund, after waivers, were $0.


    The Trust has also entered into a Transfer Agency and Service Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street acts as transfer agent. The Trust, on behalf of the Fund, has also entered into a Custodian Agreement and a Fund Accounting Agreement with State Street pursuant to which custodial and fund accounting services, respectively, are provided for the Fund. Among other things, State Street calculates the daily net asset value for the Fund. Securities may be held by a sub-custodian bank approved by the Trustees.

    The Portfolio Trust has also adopted an administrative services plan (the "Portfolio Administrative Plan"), which provides that the Portfolio Trust may obtain the services of an administrator, a transfer agent, a custodian and a fund accountant and may enter into agreements providing for the payment of fees for such services. Under the Portfolio Administrative Plan, the administrative services fee payable to the Portfolio Administrator from the Portfolio may not exceed 0.05% of the Portfolio's average daily net assets on an annualized basis for its then-current fiscal year.

    The Portfolio Administrative Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Portfolio Trust's Trustees and a majority of the Portfolio Trust's Trustees who are not "interested persons" of the Portfolio and who have no direct or indirect financial interest in the operation of the Portfolio Administrative Plan or in any agreement related to such Plan (for purposes of this paragraph "Qualified Trustees"). The Portfolio Administrative Plan requires that the Portfolio Trust provide to the Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Portfolio Administrative Plan. The Portfolio Administrative Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the Portfolio Trust and may not be materially amended in any case without a vote of the majority of both the Portfolio Trust's Trustees and the Portfolio Trust's Qualified Trustees.

    The Portfolio Trust, on behalf of the Portfolio, has entered into a Custodian Agreement with State Street pursuant to which custodial services are provided for the Portfolio. The Portfolio Trust, on behalf of the Portfolio, has also entered into a Fund Accounting Agreement with State Street Cayman Trust Company, Ltd. ("State Street Cayman") pursuant to which State Street Cayman provides fund accounting services for the Portfolio. State Street Cayman also provides transfer agency services to the Portfolio Trust.

    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. The principal business address of State Street Cayman is P.O. Box 2508 GT Grand Cayman, Cayman Islands, British West Indies.

AUDITORS

    PricewaterhouseCoopers LLP are the independent accountants for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP are the chartered accountants for the Portfolio Trust. The address of PricewaterhouseCoopers LLP is Suite 3000, Box 82, Royal Trust Towers, Toronto Dominion Center, Toronto, Ontario, Canada M5K 1G8.

COUNSEL

    Bingham Dana LLP, 150 Federal Street, Boston, MA 02110, serves as counsel for the Fund.

                          9.  PORTFOLIO TRANSACTIONS


    The Portfolio Trust trades securities for the Portfolio if it believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective. Changes in the Portfolio's investments are made without regard to the length of time a security has been held or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. For the fiscal years ended December 31, 1998 and December 31, 1999, the turnover rates for the Portfolio were 118% and 68%, respectively. The amount of brokerage commissions and realization of taxable capital gains will tend to increase as the level of Portfolio activity increases. Specific decisions to purchase or sell securities for the Portfolio are made by a portfolio manager who is an employee of the Adviser and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the Adviser in a similar capacity.


    The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolio and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of the Portfolio's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Portfolio by the Adviser. At present no other recapture arrangements are in effect.

    In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which Citibank or its affiliates exercise investment discretion. Citibank is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Citibank determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which Citibank and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

    The investment advisory fee that the Portfolio pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for the Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Portfolio. When purchases or sales of the same security for the Portfolio and for other portfolios managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.


    For the fiscal years ended December 31, 1997, 1998 and 1999, the Portfolio paid brokerage commissions in the amount of $215,467, $167,104 and $137,501, respectively.


          10.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences between classes of shares of a series). Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, and shares of a class are entitled to vote separately to approve any distribution or service arrangements relating to that class, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust. In matters affecting only a particular series or class, only shares of that series or class are entitled to vote.

    Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Restrictions.") The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions received for all other shares of which that Shareholder Servicing Agent is the holder of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's outstanding shares (or the affected series) would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

    The Fund's transfer agent maintains a share register for shareholders of record. Share certificates are not issued.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

    The Portfolio is a series of the Portfolio Trust, organized as a trust under the laws of the State of New York. The Portfolio Trust's Declaration of Trust provides that investors in the Portfolio (e.g., other investment companies (including the Fund), insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. It is not expected that the liabilities of the Portfolio would ever exceed its assets.

    Each investor in the Portfolio, including the Fund, may add to or withdraw from its investment in the Portfolio on each Business Day. As of the close of regular trading on each Business Day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, that are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of the close of regular trading on the next following Business Day.


                               11.  TAX MATTERS

TAXATION OF THE FUND AND PORTFOLIO

    FEDERAL TAXES. The Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the Fund. If the Fund should fail to qualify as a "regulated investment company" for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary income to shareholders. The Portfolio Trust believes the Portfolio also will not be required to pay any U.S. federal income taxes on its income.

    FOREIGN TAXES. Investment income and gains received by the Fund from non-U.S. securities may be subject to non-U.S. taxes. The United States has entered into tax treaties with many other countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income. The Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rates of non-U.S. tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

    If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amount distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amount, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify to elect to "pass through" to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of their foreign taxes paid by the Fund.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS. Shareholders of the Fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DIVIDENDS-RECEIVED DEDUCTION. The portion of the Fund's ordinary income dividends attributable to dividends received in respect of equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

    SPECIAL CONSIDERATIONS FOR NON-U.S. PERSONS. The Fund will withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. If a shareholder fails to provide this information, or otherwise violates IRS regulations, the Fund may be required to withhold tax at the rate of 31% on certain distributions and redemption proceeds paid to that shareholder. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase of shares of the Fund or of another CitiFund, including purchases by exchange or by reinvestment, without payment of a sales charge which would otherwise apply because of any sales charge paid on the original purchase of the Class A Fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    OPTIONS, ETC. The Fund's transactions in forward contracts, short sales "against the box," and options will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund intends to limit its activities in forward contracts and options to the extent necessary to meet the requirements of Subchapter M of the Code.

    FOREIGN INVESTMENTS. Special tax considerations apply with respect to non-U.S. investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and loss. Use of non-U.S. currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

                          12.  FINANCIAL STATEMENTS

    The audited financial statements of CitiFunds International Growth Portfolio (formerly CitiFunds International Equity Portfolio; prior to March 2, 1998, the Fund was known as Landmark International Equity Fund) (Statement of Assets and Liabilities at December 31, 1999, Statement of Operations for the year ended December 31, 1999, Statement of Changes in Net Assets for each of the years in the two-year period ended December 31, 1999, Financial Highlights for each of the years in the five-year period ended December 31, 1999, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP independent accountants, on behalf of the Fund.

    The audited financial statements of the International Equity Portfolio (Portfolio of Investments at December 31, 1999, Statement of Assets and Liabilities at December 31, 1999, Statement of Operations for the fiscal year ended December 31, 1999, Statement of Changes in Net Assets for the fiscal years ended December 31, 1999 and 1998, Financial Highlights for each of the years in the five-year period ended December 31, 1999, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of CitiFunds International Growth Portfolio, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, chartered accountants, on behalf of the Portfolio.


    A copy of the Annual Report for the Fund accompanies this Statement of Additional Information.

                                     PART C

Item 23. Exhibits.

         *** a(1)       Declaration of Trust of the Registrant
 **, *** and a(2)       Amendments to the Declaration of Trust of the Registrant
       *****
         *** b(1)       Amended and Restated By-Laws of the Registrant
  ** and *** b(2)       Amendments to the Amended and Restated By-Laws of
                        the Registrant
      ****** e(1)       Amended and Restated Distribution Agreement
                        between the Registrant and CFBDS, as distributor with
                        respect to Class A shares of CitiFunds International
                        Growth Portfolio
      ****** e(2)       Distribution Agreement between the Registrant and
                        CFBDS, as distributor with respect to Class B shares of
                        CitiFunds International Growth Portfolio
          ** g          Custodian Contract between the Registrant and State
                        Street Bank and Trust Company ("State Street"), as
                        custodian
         *** h(1)       Amended and Restated Administrative Services Plan
                        of the Registrant with respect to CitiFunds
                        International Growth Portfolio
      ****** h(2)       Amendment to the Amended and Restated
                        Administrative Services Plan of the Registrant with
                        respect to CitiFunds International Growth Portfolio
         *** h(3)       Administrative Services Agreement between the
                        Registrant and CFBDS, as administrator for
                        CitiFunds International Growth Portfolio
         *** h(4)       Sub-Administrative Services Agreement between
                        Citibank, N.A. and CFBDS with respect to CitiFunds
                        International Growth Portfolio
         *** h(5)(i)    Form of Shareholder Servicing Agreement between
                        the Registrant and Citibank, N.A., as shareholder
                        servicing agent for CitiFunds International Growth
                        Portfolio
         *** h(5)(ii)   Form of Shareholder Servicing Agreement between
                        the Registrant and a federal savings bank, as
                        shareholder servicing agent for CitiFunds International
                        Growth Portfolio
         *** h(5)(iii)  Form of Shareholder Servicing Agreement
                        between the Registrant and CFBDS, as shareholder
                        servicing agent for CitiFunds International Growth
                        Portfolio
           * h(5)(iv)   Form of Shareholder Servicing Agreement between
                        the Registrant and a national banking association or
                        subsidiary thereof or state chartered banking
                        association, as shareholder servicing agent for
                        CitiFunds International Growth Portfolio
         *** h(6)       Transfer Agency and Servicing Agreement between the
                        Registrant and State Street, as transfer agent
          ** h(7)       Fund Accounting Agreement between the Registrant
                        and State Street, as fund accounting agent
        **** i          Opinion and consent of counsel
             j          Independent auditors' consent
      ****** m(1)       Amended and Restated Distribution Plan of the
                        Registrant for Class A Shares of CitiFunds
                        International Growth Portfolio
      ****** m(2)       Distribution Plan of the Registrant for Class B
                        Shares of CitiFunds International Growth Portfolio
      ****** o          Multiple Class Plan of the Registrant
     *** and p(1)       Powers of Attorney for the Registrant
     *******
   **** and filed
         herewith       Powers of Attorney for The Premium Portfolios
             q(1)       Code of Ethics of the Registrant
             q(2)       Code of Ethics of CFBDS
---------------------
      * Incorporated herein by reference to Post Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A (File No. 33-36556) as filed with the Securities and Exchange Commission on April 29, 1996.
     ** Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File No. 33-36556) as filed with the Securities and Exchange Commission on October 24, 1997.
    *** Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A (File No. 33-36556) as filed with the Securities and Exchange Commission on April 30, 1998.
   **** Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File No. 33-36556) as filed with the Securities and Exchange Commission on December 16, 1998.
  ***** Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-36556) as filed with the Securities and Exchange Commission on December 22, 1998.
 ****** Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A (File No. 33-36556) as filed with the Securities and Exchange Commission on February 16, 1999.
******* Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A (File No. 33-36556) as filed with the Securities and Exchange Commission on April 16, 1999.
********Incorporated herein by reference to Post-Effective Amendment No. 24 to

Item 24.  Persons Controlled by or under Common Control with Registrant.

      Not applicable.


Item 25.  Indemnification.

      Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed as an Exhibit to Post-Effective Amendment No. 17 to its Registration Statement on Form N-1A; (b) Section 6 of the Distribution Agreements between the Registrant and CFBDS, filed as Exhibits to Post-Effective Amendment No. 20 to its Registration Statement on Form N-1A; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

      The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.


Item 26.  Business and Other Connections of Investment Adviser.

      Citibank, N.A. ("Citibank") is a commercial bank offering a wide range of banking and investment services to customers across the United States and around the world. Citibank is a wholly-owned subsidiary of Citicorp, which is, in turn, a wholly-owned subsidiary of Citigroup Inc. Citibank also serves as investment adviser to the following registered investment companies (or series thereof):
Asset Allocation Portfolios (Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio and Foreign Bond Portfolio), The Premium Portfolios (U.S. Fixed Income Portfolio, High Yield Portfolio, Balanced Portfolio, Large Cap Growth Portfolio, International Equity Portfolio, Government Income Portfolio and Small Cap Growth Portfolio), Tax Free Reserves Portfolio, U.S. Treasury Reserves Portfolio, Cash Reserves Portfolio, CitiFundsSM Tax Free Income Trust (CitiFundsSM New York Tax Free Income Portfolio, CitiFundsSM National Tax Free Income Portfolio and CitiFundsSM California Tax Free Income Portfolio), CitiFundsSM Multi-State Tax Free Trust (CitiFundsSM California Tax Free Reserves, CitiFundsSM New York Tax Free Reserves and CitiFundsSM Connecticut Tax Free Reserves), CitiFundsSM Institutional Trust (CitiFundsSM Institutional Cash Reserves) and Variable Annuity Portfolios (CitiSelect(R) VIP Folio 200 Conservative, CitiSelect(R) VIP Folio 300 Balanced, CitiSelect(R) VIP Folio 400, Growth CitiSelect(R) VIP Folio 500 Growth Plus and CitiFundsSM Small Cap Growth VIP Portfolio). Citibank and its affiliates manage assets in excess of $327 billion worldwide. The principal place of business of Citibank is located at 399 Park Avenue, New York, New York 10043.

      Victor J. Menezes is the Chairman and a Director of Citibank. William R. Rhodes and H. Onno Ruding are Vice Chairmen and Directors of Citibank. The other Directors of Citibank are Paul J. Collins, Vice Chairman of Citigroup Inc. and Robert I. Lipp, Chairman and Chief Executive Officer of The Travelers Insurance Group Inc. and of Travelers Property Casualty Corp.

      The following persons have the affiliations indicated:

Paul J. Collins              Director, Kimberly-Clark Corporation
                             Director, Nokia Corporation

Robert I. Lipp               Chairman, Chief Executive Officer and
                             President, Travelers Property Casualty Corp.

William R. Rhodes            Director, Private Export Funding
                               Corporation
                             Director, Conoco, Inc.

H. Onno Ruding               Supervisory Director, Amsterdamsch Trustees
                              Cantoor B.V.
                             Director, Pechiney S.A.
                             Advisory Director, Unilever NV and Unilever
                              PLC
                             Director, Corning Incorporated


Item 27.  Principal Underwriters.

         (a) CFBDS, the Registrant's Distributor, is also the distributor for CitiFunds(SM) International Growth & Income Portfolio, CitiFunds(SM) International Growth Portfolio, CitiFunds(SM) U.S. Treasury Reserves, CitiFunds(SM) Cash Reserves, CitiFunds(SM) Premium U.S. Treasury Reserves, CitiFunds(SM) Premium Liquid Reserves, CitiFunds(SM) Institutional U.S. Treasury Reserves, CitiFunds(SM) Institutional Liquid Reserves, CitiFunds(SM) Institutional Cash Reserves, CitiFunds(SM) Tax Free Reserves, CitiFunds(SM) Institutional Tax Free Reserves, CitiFunds(SM) California Tax Free Reserves, CitiFunds(SM) Connecticut Tax Free Reserves, CitiFunds(SM) New York Tax Free Reserves, CitiFunds(SM) Intermediate Income Portfolio, CitiFunds(SM) Short-Term U.S. Government Income Portfolio, CitiFunds(SM) New York Tax Free Income Portfolio, CitiFunds(SM) National Tax Free Income Portfolio, CitiFunds(SM) California Tax Free Income Portfolio, CitiFunds(SM) Small Cap Value Portfolio, CitiFunds(SM) Growth & Income Portfolio, CitiFunds(SM) Large Cap Growth Portfolio, CitiFunds(SM) Small Cap Growth Portfolio, CitiFunds(SM) Balanced Portfolio, CitiSelect(R) 100 Income, CitiSelect(R) 200 Conservative, CitiSelect(R) 300 Balanced, CitiSelect(R) 400 Growth, CitiSelect(R) 500 Growth Plus, CitiSelect(R) VIP Folio 200 Conservative, CitiSelect(R) VIP Folio 300 Balanced, CitiSelect(R) VIP Folio 400 Growth, CitiSelect(R) VIP Folio 500 Growth Plus and CitiFunds(SM) Small Cap Growth VIP Portfolio. CFBDS is also the placement agent for Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio, Short-Term Portfolio, Growth & Income Portfolio, U.S. Fixed Income Portfolio, Large Cap Growth Portfolio, Small Cap Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Government Income Portfolio, Tax Free Reserves Portfolio, Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio. CFBDS also serves as the distributor for the following funds: The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Fund UL for Variable Annuities, The Travelers Fund UL II for Variable Annuities, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities, The Travelers Timed Bond Account for Variable Annuities, Small Cap Fund, Government Fund, Growth Fund, Growth and Income Fund, International Equity Fund, Mid Cap Fund, Municipal Bond Fund, Select Small Cap Portfolio, Select Government Portfolio, Select Growth Portfolio, Select Growth and Income Portfolio, Select Mid Cap Portfolio, Balanced Investments, Emerging Markets Equity Investments, Government Money Investments, High Yield Investments, Intermediate Fixed Income Investments, International Equity Investments, International Fixed Income Investments, Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Long-Term Bond Investments, Mortgage Backed Investments, Municipal Bond Investments, S&P Index Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, Multi-Sector Fixed Income Investments, Multi-Strategy Market Neutral Investments, Appreciation Portfolio, Diversified Strategic Income Portfolio, Emerging Growth Portfolio, Equity Income Portfolio, Equity Index Portfolio, Growth & Income Portfolio, Intermediate High Grade Portfolio, International Equity Portfolio, Money Market Portfolio, Total Return Portfolio, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Balanced Portfolio, Conservative Portfolio, Growth Portfolio, High Growth Portfolio, Income Portfolio, Global Portfolio, Select Balanced Portfolio, Select Conservative Portfolio, Select Growth Portfolio, Select High Growth Portfolio, Select Income Portfolio, Concert Social Awareness Fund, Smith Barney Large Cap Blend Fund, Smith Barney Fundamental Value Fund Inc., Large Cap Value Fund, Short-Term High Grade Bond Fund, U.S. Government Securities Fund, Smith Barney Balanced Fund, Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Exchange Reserve Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Total Return Bond Fund, Cash Portfolio, Government Portfolio, Municipal Portfolio, Concert Peachtree Growth Fund, Smith Barney Contrarian Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Small Cap Value Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Premier Selections Fund, Smith Barney Small Cap Value Fund, Smith Barney Small Cap Growth Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney S&P 500 Index Fund, Smith Barney Mid Cap Blend Fund, Smith Barney EAFE Index Fund, Smith Barney US 5000 Index Fund, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Cash Portfolio, Government Portfolio, Retirement Portfolio, California Money Market Portfolio, Florida Portfolio, Georgia Portfolio, Limited Term Portfolio, National Portfolio, Massachusetts Money Market Portfolio, New York Money Market Portfolio, New York Portfolio, Pennsylvania Portfolio, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Natural Resources Fund Inc., Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund, Smith Barney Technology Fund, Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Zeros Plus Emerging Growth Series 2000, Smith Barney Security and Growth Fund, Smith Barney Small Cap Blend Fund, Inc., Smith Barney Telecommunications Income Fund, Income and Growth Portfolio, Reserve Account Portfolio, U.S. Government/High Quality Securities Portfolio, Emerging Markets Portfolio, European Portfolio, Global Government Bond Portfolio, International Equity Portfolio, Pacific Portfolio, AIM Capital Appreciation Portfolio, Smith Aggressive Growth Portfolio, Smith Mid Cap Portfolio, Alliance Growth Portfolio, INVESCO Global Strategic Income Portfolio, MFS Total Return Portfolio, Putnam Diversified Income Portfolio, Smith Barney High Income Portfolio, Smith Barney Large Cap Value Portfolio, Smith Barney International Equity Portfolio, Smith Barney Large Capitalization Growth Portfolio, Smith Barney Money Market Portfolio, Smith Barney Pacific Basin Portfolio, Travelers Managed Income Portfolio, Van Kampen Enterprise Portfolio, Centurion U.S. Equity Fund, Centurion International Equity Fund, Centurion U.S. Contra Fund, Centurion International Contra Fund, Global High-Yield Bond Fund, International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund, Global Dimensions Fund L.P., Citicorp Private Equity L.P., AIM V.I. Capital Appreciation Fund, AIM V.I. Government Series Fund, AIM V.I. Growth Fund, AIM V.I. International Equity Fund, AIM V.I. Value Fund, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio, Fidelity VIP Equity Income Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP II Contrafund Portfolio, Fidelity VIP II Index 500 Portfolio, MFS World Government Series, MFS Money Market Series, MFS Bond Series, MFS Total Return Series, MFS Research Series, MFS Emerging Growth Series, Salomon Brothers Institutional Money Market Fund, Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers International Equity Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Balanced Fund, Salomon Brothers Asia Growth Fund, Salomon Brothers Capital Fund Inc, Salomon Brothers Investors Value Fund Inc, Salomon Brothers Opportunity Fund Inc, Salomon Brothers Institutional High Yield Bond Fund, Salomon Brothers Institutional Emerging Markets Debt Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund, Salomon Brothers Variable Asia Growth Fund, and Salomon Brothers Variable Small Cap Fund.

      (b) The information required by this Item 27 with respect to each director and officer of CFBDS is incorporated by reference to Schedule A of Form BD filed by CFBDS pursuant to the Securities and Exchange Act of 1934 (File No. 8-32417).

      (c) Not applicable.


Item 28.  Location of Accounts and Records.

      The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

   NAME                                       ADDRESS

   CFBDS, Inc.                                21 Milk Street, 5th Floor
   (administrator and distributor)            Boston, MA 02109

   State Street Bank and Trust Company        1776 Heritage Drive
   (custodian and transfer agent)             North Quincy, MA 02171

   Citibank, N.A.                             153 East 53rd Street
   (investment adviser)                       New York, NY 10043

   SHAREHOLDER SERVICING AGENTS

   Citibank, N.A.                             450 West 33rd Street
                                              New York, NY 10001

   Citibank, N.A. -- Citigold                 Citicorp Mortgage Inc. - Citigold
                                              15851 Clayton Road
                                              Ballwin, MO 63011

   Citibank, N.A. -- The Citibank             153 East 53rd Street
   Private Bank                               New York, NY 10043

   Citibank, N.A. -- Citibank Global          153 East 53rd Street
   Asset Management                           New York, NY 10043

   Citibank, N.A. -- North American           111 Wall Street
   Investor Services                          New York, NY 10094

   Citicorp Investment Services               One Court Square
                                              Long Island City, NY 11120


Item 29.  Management Services.

      Not applicable.


Item 30.  Undertakings.

      Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 28th day of April, 2000.

                                          CITIFUNDS INTERNATIONAL TRUST

                                          By:  Philip W. Coolidge
                                             --------------------------
                                               Philip W. Coolidge
                                               President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to this Registration Statement has been signed below by the following persons in the capacities indicated below on April 28, 2000.

             Signature                              Title
             ---------                              -----

   Philip W. Coolidge                President, Principal Executive
----------------------------         Officer and Trustee
   Philip W. Coolidge

   Linwood C. Downs                  Principal Financial Officer and
----------------------------         Principal Accounting Officer
   Linwood C. Downs

   Riley C. Gilley*                  Trustee
----------------------------
   Riley C. Gilley

   Diana R. Harrington*              Trustee
----------------------------
   Diana R. Harrington

   Susan B. Kerley*                  Trustee
----------------------------
   Susan B. Kerley

   Heath B. McLendon*                Trustee
----------------------------
   Heath B. McLendon

   C. Oscar Morong, Jr.*             Trustee
----------------------------
   C. Oscar Morong, Jr.

   E. Kirby Warren*                  Trustee
----------------------------
   E. Kirby Warren


*By: Philip W. Coolidge
    ------------------------
     Philip W. Coolidge
     Executed by Philip W. Coolidge
     on behalf of those indicated
     pursuant to Powers of Attorney.

                                   SIGNATURES

      The Premium Portfolios has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of CitiFunds International Trust to be signed on its behalf by the undersigned, thereunto duly authorized, in Grand Cayman, Cayman Islands, on the 28th day of April, 2000.

                                    THE PREMIUM PORTFOLIOS
                                    on behalf of International Equity Portfolio

                                    By: Susan Jakuboski
                                        ----------------------------------
                                        Susan Jakuboski
                                        Assistant Secretary of
                                        The Premium Portfolios

      This Post-Effective Amendment to the Registration Statement on Form N-1A of CitiFunds International Trust has been signed by the following persons in the capacities indicated on April 28, 2000.

             Signature                              Title
             ---------                              -----

   Philip W. Coolidge*               President, Principal Executive
----------------------------         Officer and Trustee
   Philip W. Coolidge

   Linwood C. Downs*                 Principal Financial Officer and
----------------------------         Principal Accounting Officer
   Linwood C. Downs

   Elliott J. Berv*                  Trustee
----------------------------
   Elliott J. Berv

   Mark T. Finn*                     Trustee
----------------------------
   Mark T. Finn

   C. Oscar Morong, Jr.*             Trustee
----------------------------
   C. Oscar Morong, Jr.

   Walter E. Robb, III*              Trustee
----------------------------
   Walter E. Robb, III

   E. Kirby Warren*                  Trustee
----------------------------
   E. Kirby Warren

*By:  Susan Jakuboski
    ------------------------
      Susan Jakuboski
      Executed by Susan
      Jakuboski on behalf
      of those indicated as
      attorney in fact.

                                  EXHIBIT INDEX



               Exhibit
               No.:       Description:
               -------    ------------

               j          Independent auditors' consent
               p(2)       Powers of Attorney for The Premium Portfolios
               q(1)       Code of Ethics of the Registrant
               q(2)       Code of Ethics of CFBDS